                           $655,113,000 (APPROXIMATE)

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
           SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1998-2

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                                     SELLER

                              BANK OF AMERICA, FSB
            ACTING THROUGH ITS DIVISION, BANKAMERICA HOUSING SERVICES
                               SELLER AND SERVICER


                      $47,800,000 (Approximate) [ ]% Class A-1
                      $79,000,000 (Approximate) [ ]% Class A-2
                      $64,000,000 (Approximate) [ ]% Class A-3
                      $78,000,000 (Approximate) [ ]% Class A-4
                      $44,000,000 (Approximate) [ ]% Class A-5
                      $69,000,000 (Approximate) [ ]% Class A-6
                     $116,000,000 (Approximate) [ ]% Class A-7
                      $64,705,000 (Approximate) [ ]% Class A-8
                      $51,449,000 (Approximate) [ ]% Class M
                      $41,159,000 (Approximate) [ ]% Class B-1

INVESTORS MUST READ THIS PAGE BEFORE PROCEEDING TO THE TEXT. This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, NT&SA and BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials


           BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                                   SELLER

BANK OF AMERICA, FSB (ACTING THROUGH ITS DIVISION, BANKAMERICA HOUSING SERVICES)
                              SELLER & SERVICER

                           $655,113,000 (APPROXIMATE)
            BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V 1998-2

                             TRANSACTION HIGHLIGHTS

  ----------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE LIFE      MODIFIED
                                                      TO         DURATION TO             PAYMENT
              APPROXIMATE        EXPECTED        10% AUCTION/    10% AUCTION/          WINDOWS TO           SCHEDULED
              CLASS SIZE          RATINGS        MATURITY(1)     MATURITY(1)         10% AUCTION (1)          FINAL
    CLASS                     (MOODY'S/FITCH)      (YEARS)         (YEARS)              (MONTHS)             MATURITY     DAY COUNT
  ----------------------------------------------------------------------------------------------------------------------------------
   A-1       $47,800,000         Aaa/AAA        0.31 / 0.31      0.30 / 0.30     7/98 - 2/99 -- 8 months    10/10/2000      30/360
   A-2        79,000,000         Aaa/AAA        1.12 / 1.12      1.05 / 1.05     2/99 - 2/00 - 13 months    10/10/2003      30/360
   A-3        64,000,000         Aaa/AAA        2.05 / 2.05      1.88 / 1.88    2/00 - 12/00 - 11 months    11/10/2005      30/360
   A-4        78,000,000         Aaa/AAA        3.05 / 3.05      2.71 / 2.71    12/00 - 2/02 - 15 months    1/10/2008       30/360
   A-5        44,000,000         Aaa/AAA        4.00 / 4.00      3.45 / 3.45    2/02 - 11/02 - 10 months    4/10/2009       30/360
   A-6        69,000,000         Aaa/AAA        5.00 / 5.00      4.17 / 4.17    11/02 - 3/04 - 17 months    7/10/2011       30/360
   A-7       116,000,000         Aaa/AAA        7.00 / 7.00      5.49 / 5.49    3/04 - 12/06 - 34 months    9/10/2015       30/360
   A-8        64,705,000         Aaa/AAA        9.47 / 9.47      6.86 / 6.86    12/06 - 2/09 - 27 months    11/10/2019      30/360
    M         51,449,000         Aa3/AA-       11.90 / 11.90     7.93 / 7.93    2/09 - 10/11 - 33 months    8/10/2023       30/360
   B-1        41,159,000         Baa2/BBB      13.82 / 14.88     8.46 / 8.81     10/11 - 5/12 - 8 months    11/10/2028      30/360
  ----------------------------------------------------------------------------------------------------------------------------------
  TOTAL      655,113,000            --               --               --                   --                   --            --
  ----------------------------------------------------------------------------------------------------------------------------------

(1) See "Pricing Prepayment Speed" below.

SELLERS: Bank of America National Trust and Savings Association and Bank of America, FSB (acting through its division, BankAmerica Housing Services)

SERVICER:                    Bank of America, FSB (acting through its division,
                             BankAmerica Housing Services)

TRUSTEE:                     The First National Bank of Chicago.

UNDERWRITERS:                MORGAN STANLEY DEAN WITTER (Book Running Manager),
                             BancAmerica Robertson Stephens (Co-Lead Manager);
                             Goldman Sachs & Co., Nationsbanc Montgomery
                             Securities LLC (Co-Managers)

EXPECTED PRICING DATE:       June 18, 1998.

EXPECTED SETTLEMENT DATE:    June 25, 1998, with 15 days of accrued interest
                             from June 10, 1998.

PRICING PREPAYMENT SPEED:    170% MHP (170% MHP assumes 6.29% CPR after the
                             first month of origination and rises 0.17% CPR each month until it reaches 10.2% CPR in the 24th month, where it remains for the life of the transaction.)

PRICING:                     Priced to 10% Termination Auction date.

DISTRIBUTION DATES:          The 10th of each month, beginning July 10, 1998.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, NT&SA and BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                                     SELLER

BANK OF AMERICA, FSB (ACTING THROUGH ITS DIVISION, BANKAMERICA HOUSING SERVICES)
                                SELLER & SERVICER

                           $655,113,000 (APPROXIMATE)
            BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V 1998-2

                       TRANSACTION HIGHLIGHTS (CONT'D)


TERMINATION AUCTION:             Fourth Distribution Date after Distribution
                                 Date when outstanding pool balance is less than 10% of the original pool balance.

CREDIT ENHANCEMENT:              Aaa/AAA Classes (Class A-1 through A-8): 18.00%
                                 subordination
                                 Aa3/AA- Class (Class M): 10.50% subordination
                                 Baa2/BBB Class (Class B-1): 4.50% subordination

                                 1% reserve account ($6,859,826) of original balance for all classes with loss and delinquency triggers, if breached, which fund the reserve account to 2% of original balance ($13,719,652). Triggers may be cured after 12 months of performance below trigger levels.

                                 2.8 - 3.0% excess spread for all classes

DELINQUENCY AND LOSS TRIGGERS:   1.  Average 60-day Delinquency Ratio LESS THAN
                                     OR EQUAL TO 3.5%
                                 2.  Average 30-day Delinquency Ratio LESS THAN
                                     OR EQUAL TO 5.5%
                                 3.  Current Realized Loss Ratio LESS THAN OR
                                     EQUAL TO 2.5%
                                 4.  Cumulative Realized Losses

                                     Months   0- 6  LESS THAN OR EQUAL TO  0.50%
                                              7-12  LESS THAN OR EQUAL TO  1.00%
                                             13-18  LESS THAN OR EQUAL TO  1.50%
                                             19-24  LESS THAN OR EQUAL TO  2.25%
                                             25-30  LESS THAN OR EQUAL TO  3.00%
                                             31-36  LESS THAN OR EQUAL TO  4.00%
                                             37-42  LESS THAN OR EQUAL TO  5.00%
                                             43-60  LESS THAN OR EQUAL TO  6.00%
                                             61-72  LESS THAN OR EQUAL TO  7.00%
                                             73-84  LESS THAN OR EQUAL TO  8.50%
                                             GREATER THAN 84  LESS THAN OR EQUAL
                                             TO  9.50%

ERISA ELIGIBILITY:               The AAA-rated certificates (Classes A-1 through
                                 A-8) ARE ERISA eligible.

SMMEA ELIGIBILITY:               The AAA-rated certificates (Classes A-1 through
                                 A-8) and the AA-rated certificate (Class M) ARE
                                 SMMEA eligible.

TRUST TAX STATUS:                REMIC Trust.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, NT&SA and BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

    BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST 1998-2 COLLATERAL POOL
                               DESCRIPTION

                                                  AGGREGATE               1997-1998 ORIGINATIONS  1993-1994 ORIGINATIONS
                                                  ----------------------  ----------------------  ----------------------
Aggregate Cut-off Date Pool Principal Balance     $685,982,618 (100.0%)   $366,686,127 (53.5%)    $319,296,491 (46.5%)

Number of Contracts                               25,807                  10,937                  14,870

Average Outstanding Balance                       $26,581                 $33,527                 $21,473
                                                  (Min: $439              (Min: $439              (Min: $566
                                                   Max: $145,467)          Max: $145,467)          Max: $83,785)

Weighted Average LTV Ratio                        88.1%                   88.4%                   87.8%
                                                  (Min: 13.0%,            (Min: 13.0%,            (Min: 13.7%
                                                   Max: 95.5%)             Max: 95.5%)            Max: 95.4%)

New/Used Breakdown                                84.6%                   80.1%                   89.7%

% 5% Down                                         25.5%                   36.1%                   13.4%

% Non-Park                                        --                      70.2%                   --

% Multi-Wide                                      54.6%                   58.6%                   50.1%

% Land-Home Contracts                             11.4%                   19.3%                   2.2%

% 5% Down and Land-Home                           4.2%                    7.1%                    0.9%

Weighted Average Coupon                           10.20%                  9.73%                   10.74%
                                                  (Min: 7.00%             (Min: 7.00%             (Min: 7.25%
                                                   Max: 15.00%)            Max: 14.50%)            Max: 15.00%)

Weighted Average Original Maturity                258                     297                     213
                                                  (Min: 24, Max: 362)     (Min: 24, Max: 362)     (Min: 48, Max: 302)

Weighted Average Remaining Maturity               232(Min: 2, Max: 360)   294                     161
                                                                          (Min: 2, Max: 360)      (Min: 3 Max: 261)

Weighted Average Seasoning                        24.4                    2.1                     50.1

Geographic Distribution                           TX (9.10%),             AL (11.65%),            TX (10.48%),
(By outstanding principal balance > 5             GA (8.74%),             GA (9.88%),             NC (7.52%),
                                                  AL (8.33%),             TX (7.90%),             GA (7.43%),
                                                  NC (7.05%),             NC (6.64%),             SC (6.86%),
                                                  FL (5.49%),             KY (5.28%)              TN (6.75%),
                                                  TN (5.33%)                                      FL (6.30%)

             Note: All pool information is noted as of cut-off date.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America NT&SA and BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY
HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern.
This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS
ON WHICH THEY ARE BASED. Additional information is available upon request.
These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT
CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED
THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY
IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.
To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan
Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials
                                   (continued)

               AVERAGE LIFE SENSITIVITY TABLES (TO MATURITY/CALL)

                                                                           ---------------
PREPAY SPEED                     MHP 0          MHP 100        MHP 150        MHP 170         MHP 200        MHP 250        MHP 300

CLASS A1
Average Life                      1.20           0.45            0.34           0.31           0.27            0.23           0.19
Mod Duration                      1.12           0.43            0.33           0.30           0.26            0.22           0.19
First Prin                      7/10/98         7/10/98        7/10/98        7/10/98         7/10/98         7/10/98        7/10/98
Last Prin                       10/10/00        5/10/99        3/10/99        2/10/99         1/10/99        12/10/98       11/10/98
Payment Window                     28             11              9              8               7               6              5

CLASS A2
Average Life                      3.84           1.60            1.23           1.12           0.99            0.83           0.71
Mod Duration                      3.33           1.48            1.15           1.05           0.93            0.78           0.67
First Prin                      10/10/00        5/10/99        3/10/99        2/10/99         1/10/99        12/10/98       11/10/98
Last Prin                       10/10/03       10/10/00        4/10/00        2/10/00        12/10/99         9/10/99        7/10/99
Payment Window                     37             18              14             13             12              10              9

CLASS A3
Average Life                      6.38           2.91            2.24           2.05           1.82            1.53           1.31
Mod Duration                      5.18           2.60            2.04           1.88           1.68            1.42           1.23
First Prin                      10/10/03       10/10/00        4/10/00        2/10/00        12/10/99         9/10/99        7/10/99
Last Prin                       11/10/05        1/10/02        3/10/01        12/10/00        9/10/00         5/10/00        2/10/00
Payment Window                     26             16              12             11             10               9              8

CLASS A4
Average Life                      8.47           4.28            3.33           3.05           2.71            2.27           1.95
Mod Duration                      6.47           3.67            2.93           2.71           2.43            2.06           1.79
First Prin                      11/10/05        1/10/02        3/10/01        12/10/00        9/10/00         5/10/00        2/10/00
Last Prin                       1/10/08         8/10/03        6/10/02        2/10/02         9/10/01         3/10/01       10/10/00
Payment Window                     27             20              16             15             13              11              9
                                                                           ---------------

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1998-2.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, NT&SA and BankAmerica Housing
Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE
ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials
                                   (continued)

           AVERAGE LIFE SENSITIVITY TABLES (TO MATURITY/CALL) (CONT.)

                                                                           ---------------
PREPAY SPEED                     MHP 0          MHP 100        MHP 150        MHP 170         MHP 200        MHP 250        MHP 300

CLASS A5
Average Life                      10.1           5.58            4.36           4.00           3.55            2.98           2.57
Mod Duration                      7.34           4.59            3.71           3.45            3.1            2.65           2.31
First Prin                      1/10/08         8/10/03        6/10/02        2/10/02         9/10/01        3/10/01        10/10/00
Last Prin                       4/10/09         7/10/04        4/10/03        11/10/02        5/10/02        10/10/01       4/10/01
Payment Window                     16             12              11             10              9              8              7

CLASS A6
Average Life                     11.91           6.89            5.45           5.00           4.45            3.74           3.22
Mod Duration                      8.19           5.44            4.49           4.17           3.77            3.24           2.83
First Prin                      4/10/09         7/10/04        4/10/03        11/10/02        5/10/02        10/10/01       4/10/01
Last Prin                       7/10/11         3/10/06        9/10/04        3/10/04         7/10/03        10/10/02       2/10/02
Payment Window                     28             21              18             17             15              13             11

CLASS A7
Average Life                     14.75           9.24            7.56           7.00           6.27            5.3            4.56
Mod Duration                      9.35           6.80            5.83           5.49           5.02            4.37           3.84
First Prin                      7/10/11         3/10/06        9/10/04        3/10/04         7/10/03        10/10/02       2/10/02
Last Prin                       9/10/15         6/10/09        7/10/07        12/10/06        2/10/06        1/10/05        2/10/04
Payment Window                     51             40              35             34             32              28             25

CLASS A8
Average Life                     19.13           12.29          10.15           9.47           8.59            7.37           6.39
Mod Duration                     10.64           8.22            7.21           6.86           6.39            5.68           5.07
First Prin                      9/10/15         6/10/09        7/10/07        12/10/06        2/10/06        1/10/05        2/10/04
Last Prin                       11/10/19        2/10/12        11/10/09       2/10/09         2/10/08        11/10/06       10/10/05
Payment Window                     51             33              29             27             25              23             21
                                                                           ---------------

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1998-2.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, NT&SA and BankAmerica Housing
Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE
ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials
                                   (continued)

           AVERAGE LIFE SENSITIVITY TABLES (TO MATURITY/CALL) (CONT.)

                                                                           ---------------
PREPAY SPEED                     MHP 0          MHP 100        MHP 150        MHP 170         MHP 200        MHP 250        MHP 300

CLASS M
Average Life                     23.39           14.90          12.71          11.90           10.80           9.33           8.16
Mod Duration                     11.43           9.12            8.27           7.93           7.43            6.71           6.08
First Prin                      11/10/19        2/10/12        11/10/09       2/10/09         2/10/08        11/10/06       10/10/05
Last Prin                       8/10/23         2/10/15        8/10/12        10/10/11        9/10/10        1/10/09        9/10/07
Payment Window                     46             37              34             33             32              27             24

CLASS B1 (TO CALL)
Average Life                     25.65           17.23          14.57          13.82           12.66          10.98           9.65
Mod Duration                     11.31           9.54            8.72           8.46           8.02            7.33           6.72
First Prin                      8/10/23         2/10/15        8/10/12        10/10/11        9/10/10        1/10/09        9/10/07
Last Prin                       3/10/24        10/10/15        2/10/13        5/10/12         3/10/11        7/10/09        3/10/08
Payment Window                     8               9              7              8               7              7              7

CLASS B1 (TO MATURITY)
Average Life                     26.34           18.91          15.81          14.88           13.69          11.97           10.5
Mod Duration                     11.41           9.96            9.10           8.81           8.40            7.73           7.10
First Prin                      8/10/23         2/10/15        8/10/12        10/10/11        9/10/10        1/10/09        9/10/07
Last Prin                       12/10/25        6/10/20        11/10/16       8/10/15         1/10/14        4/10/12        9/10/10
Payment Window                     29             65              52             47             41              40             37
                                                                           ---------------

(1) Framed column notes pricing prepayment speed of BankAmerica Manufactured Housing Contract Trust 1998-2.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, NT&SA and BankAmerica Housing
Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE
ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials


                        DECREMENT TABLES (TO MATURITY/CALL)


     CLASS A1

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99            60           0           0            0            0          0           0
      6/10/00            15           0           0            0            0          0           0
      6/10/01            0            0           0            0            0          0           0
      6/10/02            0            0           0            0            0          0           0
      6/10/03            0            0           0            0            0          0           0
      6/10/04            0            0           0            0            0          0           0
      6/10/05            0            0           0            0            0          0           0
      6/10/06            0            0           0            0            0          0           0
      6/10/07            0            0           0            0            0          0           0
      6/10/08            0            0           0            0            0          0           0
      6/10/09            0            0           0            0            0          0           0
      6/10/10            0            0           0            0            0          0           0
      6/10/11            0            0           0            0            0          0           0
      6/10/12            0            0           0            0            0          0           0
      6/10/13            0            0           0            0            0          0           0
      6/10/14            0            0           0            0            0          0           0
      6/10/15            0            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life         1.20        0.45        0.34         0.31         0.27        0.23        0.19
    First Prin        7/10/98      7/10/98     7/10/98      7/10/98      7/10/98    7/10/98     7/10/98
     Last Prin        10/10/00     5/10/99     3/10/99      2/10/99      1/10/99    12/10/98    11/10/98
                                                         --------------

------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America NT&SA and BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials



     CLASS A2

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          93          71           62           49          27          5
      6/10/00           100          22           0            0            0          0           0
      6/10/01            79           0           0            0            0          0           0
      6/10/02            45           0           0            0            0          0           0
      6/10/03            10           0           0            0            0          0           0
      6/10/04            0            0           0            0            0          0           0
      6/10/05            0            0           0            0            0          0           0
      6/10/06            0            0           0            0            0          0           0
      6/10/07            0            0           0            0            0          0           0
      6/10/08            0            0           0            0            0          0           0
      6/10/09            0            0           0            0            0          0           0
      6/10/10            0            0           0            0            0          0           0
      6/10/11            0            0           0            0            0          0           0
      6/10/12            0            0           0            0            0          0           0
      6/10/13            0            0           0            0            0          0           0
      6/10/14            0            0           0            0            0          0           0
      6/10/15            0            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life         3.84        1.60        1.23         1.12         0.99        0.83        0.71
    First Prin        10/10/00     5/10/99     3/10/99      2/10/99      1/10/99    12/10/98    11/10/98
     Last Prin        10/10/03    10/10/00     4/10/00      2/10/00     12/10/99    9/10/99     7/10/99
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS A3

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         76           56           26          0           0
      6/10/01           100          42           0            0            0          0           0
      6/10/02           100           0           0            0            0          0           0
      6/10/03           100           0           0            0            0          0           0
      6/10/04            69           0           0            0            0          0           0
      6/10/05            20           0           0            0            0          0           0
      6/10/06            0            0           0            0            0          0           0
      6/10/07            0            0           0            0            0          0           0
      6/10/08            0            0           0            0            0          0           0
      6/10/09            0            0           0            0            0          0           0
      6/10/10            0            0           0            0            0          0           0
      6/10/11            0            0           0            0            0          0           0
      6/10/12            0            0           0            0            0          0           0
      6/10/13            0            0           0            0            0          0           0
      6/10/14            0            0           0            0            0          0           0
      6/10/15            0            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life         6.38        2.91        2.24         2.05         1.82        1.53        1.31
    First Prin        10/10/03    10/10/00     4/10/00      2/10/00     12/10/99    9/10/99     7/10/99
     Last Prin        11/10/05     1/10/02     3/10/01     12/10/00      9/10/00    5/10/00     2/10/00
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS A4

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100         82          43
      6/10/01           100          100         76           54           21          0           0
      6/10/02           100          68           0            0            0          0           0
      6/10/03           100           5           0            0            0          0           0
      6/10/04           100           0           0            0            0          0           0
      6/10/05           100           0           0            0            0          0           0
      6/10/06            73           0           0            0            0          0           0
      6/10/07            25           0           0            0            0          0           0
      6/10/08            0            0           0            0            0          0           0
      6/10/09            0            0           0            0            0          0           0
      6/10/10            0            0           0            0            0          0           0
      6/10/11            0            0           0            0            0          0           0
      6/10/12            0            0           0            0            0          0           0
      6/10/13            0            0           0            0            0          0           0
      6/10/14            0            0           0            0            0          0           0
      6/10/15            0            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life         8.47        4.28        3.33         3.05         2.71        2.27        1.95
    First Prin        11/10/05     1/10/02     3/10/01     12/10/00      9/10/00    5/10/00     2/10/00
     Last Prin        1/10/08      8/10/03     6/10/02      2/10/02      9/10/01    3/10/01     10/10/00
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS A5

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100         47          0
      6/10/02           100          100         96           50            0          0           0
      6/10/03           100          100          0            0            0          0           0
      6/10/04           100           8           0            0            0          0           0
      6/10/05           100           0           0            0            0          0           0
      6/10/06           100           0           0            0            0          0           0
      6/10/07           100           0           0            0            0          0           0
      6/10/08            57           0           0            0            0          0           0
      6/10/09            0            0           0            0            0          0           0
      6/10/10            0            0           0            0            0          0           0
      6/10/11            0            0           0            0            0          0           0
      6/10/12            0            0           0            0            0          0           0
      6/10/13            0            0           0            0            0          0           0
      6/10/14            0            0           0            0            0          0           0
      6/10/15            0            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life         10.1        5.58        4.36         4.00         3.55        2.98        2.57
    First Prin        1/10/08      8/10/03     6/10/02      2/10/02      9/10/01    3/10/01     10/10/00
     Last Prin        4/10/09      7/10/04     4/10/03     11/10/02      5/10/02    10/10/01    4/10/01
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS A6

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100        100          75
      6/10/02           100          100         100          100          89          24          0
      6/10/03           100          100         82           49            4          0           0
      6/10/04           100          100         11            0            0          0           0
      6/10/05           100          43           0            0            0          0           0
      6/10/06           100           0           0            0            0          0           0
      6/10/07           100           0           0            0            0          0           0
      6/10/08           100           0           0            0            0          0           0
      6/10/09            88           0           0            0            0          0           0
      6/10/10            47           0           0            0            0          0           0
      6/10/11            1            0           0            0            0          0           0
      6/10/12            0            0           0            0            0          0           0
      6/10/13            0            0           0            0            0          0           0
      6/10/14            0            0           0            0            0          0           0
      6/10/15            0            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life        11.91        6.89        5.45         5.00         4.45        3.74        3.22
    First Prin        4/10/09      7/10/04     4/10/03     11/10/02      5/10/02    10/10/01    4/10/01
     Last Prin        7/10/11      3/10/06     9/10/04      3/10/04      7/10/03    10/10/02    2/10/02
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS A7

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100        100         100
      6/10/02           100          100         100          100          100        100          79
      6/10/03           100          100         100          100          100         62          27
      6/10/04           100          100         100          87           59          19          0
      6/10/05           100          100         69           49           22          0           0
      6/10/06           100          90          34           15            0          0           0
      6/10/07           100          56           2            0            0          0           0
      6/10/08           100          25           0            0            0          0           0
      6/10/09           100           0           0            0            0          0           0
      6/10/10           100           0           0            0            0          0           0
      6/10/11           100           0           0            0            0          0           0
      6/10/12            70           0           0            0            0          0           0
      6/10/13            39           0           0            0            0          0           0
      6/10/14            16           0           0            0            0          0           0
      6/10/15            3            0           0            0            0          0           0
      6/10/16            0            0           0            0            0          0           0
      6/10/17            0            0           0            0            0          0           0
      6/10/18            0            0           0            0            0          0           0
      6/10/19            0            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life        14.75        9.24        7.56         7.00         6.27        5.3         4.56
    First Prin        7/10/11      3/10/06     9/10/04      3/10/04      7/10/03    10/10/02    2/10/02
     Last Prin        9/10/15      6/10/09     7/10/07     12/10/06      2/10/06    1/10/05     2/10/04
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS A8

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100        100         100
      6/10/02           100          100         100          100          100        100         100
      6/10/03           100          100         100          100          100        100         100
      6/10/04           100          100         100          100          100        100          73
      6/10/05           100          100         100          100          100         70          14
      6/10/06           100          100         100          100          80          16          0
      6/10/07           100          100         100          72           29          0           0
      6/10/08           100          100         54           25            0          0           0
      6/10/09           100          99          14            0            0          0           0
      6/10/10           100          61           0            0            0          0           0
      6/10/11           100          23           0            0            0          0           0
      6/10/12           100           0           0            0            0          0           0
      6/10/13           100           0           0            0            0          0           0
      6/10/14           100           0           0            0            0          0           0
      6/10/15           100           0           0            0            0          0           0
      6/10/16            79           0           0            0            0          0           0
      6/10/17            52           0           0            0            0          0           0
      6/10/18            25           0           0            0            0          0           0
      6/10/19            7            0           0            0            0          0           0
      6/10/20            0            0           0            0            0          0           0
      6/10/21            0            0           0            0            0          0           0
      6/10/22            0            0           0            0            0          0           0
      6/10/23            0            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life        19.13        12.29       10.15        9.47         8.59        7.37        6.39
    First Prin        9/10/15      6/10/09     7/10/07     12/10/06      2/10/06    1/10/05     2/10/04
     Last Prin        11/10/19     2/10/12    11/10/09      2/10/09      2/10/08    11/10/06    10/10/05
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




      CLASS M

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100        100         100
      6/10/02           100          100         100          100          100        100         100
      6/10/03           100          100         100          100          100        100         100
      6/10/04           100          100         100          100          100        100         100
      6/10/05           100          100         100          100          100        100         100
      6/10/06           100          100         100          100          100        100          57
      6/10/07           100          100         100          100          100         64          9
      6/10/08           100          100         100          100          82          19          0
      6/10/09           100          100         100          83           40          0           0
      6/10/10           100          100         76           45            6          0           0
      6/10/11           100          100         38           10            0          0           0
      6/10/12           100          84           4            0            0          0           0
      6/10/13           100          43           0            0            0          0           0
      6/10/14           100          12           0            0            0          0           0
      6/10/15           100           0           0            0            0          0           0
      6/10/16           100           0           0            0            0          0           0
      6/10/17           100           0           0            0            0          0           0
      6/10/18           100           0           0            0            0          0           0
      6/10/19           100           0           0            0            0          0           0
      6/10/20            86           0           0            0            0          0           0
      6/10/21            62           0           0            0            0          0           0
      6/10/22            35           0           0            0            0          0           0
      6/10/23            5            0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life        23.39        14.9        12.71        11.90        10.8        9.33        8.16
    First Prin        11/10/19     2/10/12    11/10/09      2/10/09      2/10/08    11/10/06    10/10/05
     Last Prin        8/10/23      2/10/15     8/10/12     10/10/11      9/10/10    1/10/09     9/10/07
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS B1       (TO CALL)

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100        100         100
      6/10/02           100          100         100          100          100        100         100
      6/10/03           100          100         100          100          100        100         100
      6/10/04           100          100         100          100          100        100         100
      6/10/05           100          100         100          100          100        100         100
      6/10/06           100          100         100          100          100        100         100
      6/10/07           100          100         100          100          100        100         100
      6/10/08           100          100         100          100          100        100          0
      6/10/09           100          100         100          100          100         80          0
      6/10/10           100          100         100          100          100         0           0
      6/10/11           100          100         100          100           0          0           0
      6/10/12           100          100         100           0            0          0           0
      6/10/13           100          100          0            0            0          0           0
      6/10/14           100          100          0            0            0          0           0
      6/10/15           100          90           0            0            0          0           0
      6/10/16           100           0           0            0            0          0           0
      6/10/17           100           0           0            0            0          0           0
      6/10/18           100           0           0            0            0          0           0
      6/10/19           100           0           0            0            0          0           0
      6/10/20           100           0           0            0            0          0           0
      6/10/21           100           0           0            0            0          0           0
      6/10/22           100           0           0            0            0          0           0
      6/10/23           100           0           0            0            0          0           0
      6/10/24            0            0           0            0            0          0           0
      6/10/25            0            0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life        25.65        17.23       14.57        13.82        12.66      10.98        9.65
    First Prin        8/10/23      2/10/15     8/10/12     10/10/11      9/10/10    1/10/09     9/10/07
     Last Prin        3/10/24     10/10/15     2/10/13      5/10/12      3/10/11    7/10/09     3/10/08
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
--------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials




     CLASS B1       (TO MATURITY)

                                                         --------------
      PREPAY           MHP 0       MHP 100     MHP 150      MHP 170      MHP 200    MHP 250     MHP 300
      6/10/98           100          100         100          100          100        100         100
      6/10/99           100          100         100          100          100        100         100
      6/10/00           100          100         100          100          100        100         100
      6/10/01           100          100         100          100          100        100         100
      6/10/02           100          100         100          100          100        100         100
      6/10/03           100          100         100          100          100        100         100
      6/10/04           100          100         100          100          100        100         100
      6/10/05           100          100         100          100          100        100         100
      6/10/06           100          100         100          100          100        100         100
      6/10/07           100          100         100          100          100        100         100
      6/10/08           100          100         100          100          100        100          65
      6/10/09           100          100         100          100          100         80          30
      6/10/10           100          100         100          100          100         46          5
      6/10/11           100          100         100          100          70          19          0
      6/10/12           100          100         100          75           38          0           0
      6/10/13           100          100         67           42           12          0           0
      6/10/14           100          100         39           18            0          0           0
      6/10/15           100          90          21            2            0          0           0
      6/10/16           100          67           5            0            0          0           0
      6/10/17           100          45           0            0            0          0           0
      6/10/18           100          25           0            0            0          0           0
      6/10/19           100          12           0            0            0          0           0
      6/10/20           100           0           0            0            0          0           0
      6/10/21           100           0           0            0            0          0           0
      6/10/22           100           0           0            0            0          0           0
      6/10/23           100           0           0            0            0          0           0
      6/10/24            66           0           0            0            0          0           0
      6/10/25            21           0           0            0            0          0           0
      6/10/26            0            0           0            0            0          0           0
      6/10/27            0            0           0            0            0          0           0
   Average Life        26.34        18.91       15.81        14.88        13.69      11.97        10.5
    First Prin        8/10/23      2/10/15     8/10/12     10/10/11      9/10/10    1/10/09     9/10/07
     Last Prin        12/10/25     6/10/20    11/10/16      8/10/15      1/10/14    4/10/12     9/10/10
                                                         --------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

ALL ORIGINATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                   PERCENT                             WTD         AVG          WTD
                 NUMBER   TOTAL      OF     AVERAGE ORIGINAL   TOTAL   AVG   WTD  AMORT   WTD   AVG     %     %           %
                   OF    CURRENT   CURRENT  CURRENT BALANCE   MONTHLY  ORIG  AVG   REM    AVG   ORIG   LAND  NON    %   MULTI   5%
POOL             LOANS   BALANCE   BALANCE  BALANCE  ($000)   PAYMENT  TERM  AGE   TERM   RATE  LTV    HOME  PARK  NEW   WIDE  DOWN
------------------------------------------------------------------------------------------------------------------------------------
Land and Home      338  19,867,621   2.90   58,780   20,010   163,999  325    6    318   8.811  87.9  100.0  91.0  69.2   79.0  44.1
------------------------------------------------------------------------------------------------------------------------------------
Home Only       24,472 608,063,687  88.64   24,847  658,163 6,822,269  248   27    220  10.414  88.3    0.0  37.9  83.9   50.6  24.1
------------------------------------------------------------------------------------------------------------------------------------
Land-in-Lieu       452  22,413,116   3.27   49,587   23,155   188,963  319   17    299   8.581  85.6  100.0  79.6  96.8   89.7  30.4
(high value)
------------------------------------------------------------------------------------------------------------------------------------
Land-in-Lieu        62   2,863,101   0.42   46,179    2,880    23,233  336    5    329   8.771  81.7  100.0  98.7  92.9   91.7  20.9
------------------------------------------------------------------------------------------------------------------------------------
Staged Funding     352  24,770,041   3.61   70,369   24,836   189,661  352    2    348   8.312  89.6  100.0  98.4  96.9   86.0  49.6
------------------------------------------------------------------------------------------------------------------------------------
Staged             131   8,005,051   1.17   61,107    8,027    60,845  347    2    343   8.175  80.0  100.0  98.5  93.8   90.4   4.3
Funding-F&C
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          25,807 685,982,618 100.00   26,581  737,072 7,448,971  258   24    232  10.199  88.1   11.4  43.9  84.6   54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
                                PERCENT                            WTD         AVG             WTD
            NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT    WTD     AVG     %     %            %
PARK OR       OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM     AVG     ORIG   LAND  NON    %    MULTI    5%
NON-PARK    LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM    RATE    LTV    HOME  PARK  NEW    WIDE   DOWN
------------------------------------------------------------------------------------------------------------------------------------
Non-Park      8,741 301,190,450  43.91   34,457  306,654 2,842,651 295     8    286     9.65   88.4   23.6 100.0  88.1   64.0  37.2
------------------------------------------------------------------------------------------------------------------------------------
Unknown      12,277 264,693,214  38.59   21,560  307,270 3,286,432 216    49    164    10.40   87.4    2.5  0.0   89.5   52.5   7.4
------------------------------------------------------------------------------------------------------------------------------------
Park          4,789 120,098,954  17.51   25,078  123,148 1,319,888 257    11    245    11.12   89.2    0.2  0.0   64.9   35.7  36.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:       25,807 685,982,618 100.00   26,581  737,072 7,448,971 258    24    232    10.20   88.1   11.4 43.9   84.6   54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                  PERCENT                            WTD         AVG          WTD
              NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT  WTD    AVG     %     %            %
                OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM   AVG    ORIG   LAND  NON    %    MULTI    5%
NEW OR USED   LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM  RATE   LTV    HOME  PARK  NEW    WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
New            19,797 580,060,585  84.56   29,300  621,681 6,053,930 268    26    241   9.95  88.2   12.0 45.7  100.0   56.5  25.5
-----------------------------------------------------------------------------------------------------------------------------------
Used            6,010 105,922,032  15.44   17,624  115,391 1,395,041 200    17    182  11.54  87.8    7.8 34.0    0.0   44.0  25.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         25,807 685,982,618 100.00   26,581  737,072 7,448,971 258    24    232  10.20  88.1   11.4 43.9   84.6   54.6  25.5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  WTD
                                   PERCENT                            WTD         AVG           WTD
               NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT  WTD    AVG     %     %           %
                 OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM   AVG    ORIG   LAND  NON    %    MULTI    5%
UNITS          LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM  RATE   LTV    HOME  PARK  NEW    WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Unknown Width        2     198,410   0.03   99,205      199    1,322  360     1    359   7.00  86.5  100.0 100.0 100.0    0.0  48.0
-----------------------------------------------------------------------------------------------------------------------------------
Single Wide     15,704 311,195,159  45.36   19,816  341,662 3,798,337 226    26    199  10.95  89.0    3.5  34.7  81.0    0.0  27.7
-----------------------------------------------------------------------------------------------------------------------------------
Double Wide      9,940 365,769,171  53.32   36,798  386,089 3,570,568 283    23    259   9.59  87.5   17.6  51.2  87.5  100.0  23.7
-----------------------------------------------------------------------------------------------------------------------------------
Triple Wide        161   8,819,878   1.29   54,782    9,122   78,744  306    16    288   9.07  85.3   28.3  65.6  87.9  100.0  25.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          25,807 685,982,618 100.00   26,581  737,072 7,448,971 258    24    232  10.20  88.1   11.4  43.9  84.6   54.6  25.5
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America NT&SA and BankAmerica Housing
Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE
ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                    PERCENT                            WTD         AVG           WTD
                NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT   WTD    AVG    %      %           %
COUPON RATES      OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG    ORIG  LAND   NON    %   MULTI  5%
(%)             LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE  TERM   RATE    LTV   HOME  PARK   NEW   WIDE DOWN
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 8.000     1,656  88,660,663  12.92   53,539   89,225  641,788  340     4   336   7.49   87.2  39.0  88.5  98.7   94.6  39.5
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000     1,502  58,016,773   8.46   38,626   59,636  511,168  312     7   304   8.71   87.7  32.0  76.0  96.9   64.0  42.5
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.250       547  19,047,654   2.78   34,822   20,464  188,363  279    22   254   9.25   81.6  28.4  54.1  96.2   87.3   7.7
------------------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500     1,314  39,584,310   5.77   30,125   44,131  421,741  247    41   204   9.50   86.1   6.4  20.0  97.8   84.8   6.4
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750     2,588  76,389,923  11.14   29,517   82,211  791,794  266    26   239   9.75   88.5   2.9  39.0  93.8   69.5   9.1
------------------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000    1,780  41,164,574   6.00   23,126   46,729  486,660  231    37   192  10.00   86.5   7.7  23.9  89.9   47.9  11.3
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.250     728  19,621,896   2.86   26,953   21,304  215,373  261    27   232  10.25   87.4  19.8  41.1  93.3   54.1  19.2
------------------------------------------------------------------------------------------------------------------------------------
10.251 - 10.500   3,782  85,964,516  12.53   22,730   95,413  999,629  237    33   203  10.50   88.1   2.7  26.8  89.9   31.6   1.7
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 10.750   1,003  24,056,832   3.51   23,985   26,448  282,063  241    30   209  10.75   86.4   5.3  24.8  74.2   56.1   8.1
------------------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000   1,457  38,787,424   5.65   26,621   41,687  444,455  256    22   232  11.00   88.7   3.1  38.4  66.0   76.9  32.6
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.250     952  24,449,456   3.56   25,682   27,095  296,725  227    43   182  11.25   88.2   3.6  27.0  93.3   66.6   3.6
------------------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500   1,241  25,812,260   3.76   20,800   28,345  322,363  224    33   189  11.50   85.5   1.4  29.6  85.9   28.7   8.2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750   2,193  50,387,640   7.35   22,977   53,218  599,096  235    24   210  11.75   90.9   2.2  41.4  82.0   15.8  48.4
------------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000   2,076  41,715,528   6.08   20,094   44,482  527,250  210    28   180  12.00   91.6   0.3  35.9  60.9   19.8  51.0
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 13.000   2,259  40,278,566   5.87   17,830   44,245  553,809  205    29   174  12.50   90.9   0.9  36.4  48.7   22.5  51.6
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 15.000     729  12,044,602   1.76   16,522   12,440  166,693  184     8   176  13.36   93.7   0.3  34.1   2.7    4.3  89.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:           25,807 685,982,618 100.00   26,581  737,072 7,448,971 258    24   232  10.20   88.1  11.4  43.9  84.6   54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 7.0000
Maximum: 15.0000
Weighted Average:
10.1990

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD
ORIGINAL                             PERCENT                            WTD          AVG         WTD
LOAN             NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD   AMORT  WTD   AVG    %      %           %
PRINCIPAL          OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM   AVG   ORIG  LAND   NON    %   MULTI  5%
BALANCE ($)      LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM  RATE   LTV   HOME  PARK   NEW   WIDE  DOWN
------------------------------------------------------------------------------------------------------------------------------------
1 - 10,000           780   4,753,869   0.69    6,095    6,549   119,148   91   15    75  12.01   81.3   0.2  37.9   7.4   5.8  11.2
------------------------------------------------------------------------------------------------------------------------------------
10,001 - 15,000    2,576  26,548,134   3.87   10,306   33,058   450,517  143   32   110  11.58   85.4   0.1  23.1  31.6   7.7  15.5
------------------------------------------------------------------------------------------------------------------------------------
15,001 - 20,000    4,054  61,423,179   8.95   15,151   71,267   854,494  172   36   134  11.20   87.2   0.5  22.2  65.9  11.8  18.1
------------------------------------------------------------------------------------------------------------------------------------
20,001 - 22,500    2,496  47,483,179   6.92   19,024   53,102   593,351  203   35   167  11.00   87.9   0.5  25.5  77.8  15.0  19.9
------------------------------------------------------------------------------------------------------------------------------------
22,501 - 25,000    2,587  55,802,236   8.13   21,570   61,417   670,940  213   34   177  10.94   88.4   0.9  26.4  83.2  18.6  22.1
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 27,500    2,189  53,405,550   7.79   24,397   57,415   604,719  235   31   203  10.86   88.7   1.3  31.0  83.3  28.5  24.1
------------------------------------------------------------------------------------------------------------------------------------
27,501 - 30,000    1,844  49,741,611   7.25   26,975   52,947   541,711  250   28   221  10.68   88.8   1.3  35.5  87.2  37.1  26.7
------------------------------------------------------------------------------------------------------------------------------------
30,001 - 32,500    1,560  46,014,834   6.71   29,497   48,725   484,392  264   26   236  10.46   88.6   1.3  37.6  89.4  46.6  24.5
------------------------------------------------------------------------------------------------------------------------------------
32,501 - 35,000    1,378  44,033,504   6.42   31,955   46,507   453,153  272   25   246  10.29   88.5   3.1  39.2  90.5  57.5  25.4
------------------------------------------------------------------------------------------------------------------------------------
35,001 - 37,500    1,074  36,957,705   5.39   34,411   38,863   372,897  275   24   249  10.13   88.4   4.7  41.6  90.7  68.3  23.5
------------------------------------------------------------------------------------------------------------------------------------
37,501 - 40,000      915  33,642,374   4.90   36,768   35,435   334,568  279   26   252   9.99   88.1   5.2  39.1  91.1  82.3  22.1
------------------------------------------------------------------------------------------------------------------------------------
40,001 - 45,000    1,386  56,241,726   8.20   40,578   58,771   541,821  288   22   265   9.77   88.4   7.9  47.8  93.0  90.4  22.8
------------------------------------------------------------------------------------------------------------------------------------
45,001 - 50,000      981  44,876,340   6.54   45,746   46,615   415,338  299   20   278   9.47   88.2  11.8  56.5  95.7  94.5  25.9
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 55,000      635  32,676,980   4.76   51,460   33,282   283,266  320   11   308   9.16   88.5  20.6  69.7  94.1  95.9  33.1
------------------------------------------------------------------------------------------------------------------------------------
55,001 - 60,000      421  23,819,001   3.47   56,577   24,125   199,200  329    8   320   8.90   89.0  27.5  76.5  95.8  96.2  42.0
------------------------------------------------------------------------------------------------------------------------------------
60,001 - 80,000      696  46,713,813   6.81   67,118   47,053   367,802  344    5   338   8.46   88.0  56.3  87.8  95.4  97.0  41.1
------------------------------------------------------------------------------------------------------------------------------------
80,001 - 100,000     183  16,036,784   2.34   87,633   16,112   119,167  354    4   349   8.00   88.6  93.1  96.2  95.2  97.9  37.7
------------------------------------------------------------------------------------------------------------------------------------
100,001 or more       52   5,811,799   0.85  111,765    5,829    42,488  360    3   356   7.91   88.0 100.0 100.0 100.0  98.2  40.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:            25,807 685,982,618 100.00   26,581  737,072 7,448,971  258   24   232  10.20   88.1  11.4  43.9  84.6  54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 2,605
Maximum: 145,810
Average: 28,561

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
CURRENT                              PERCENT                            WTD        AVG          WTD
LOAN             NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG  WTD  AMORT   WTD   AVG     %      %           %
PRINCIPAL          OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG AVG   REM    AVG   ORIG   LAND   NON    %   MULTI  5%
BALANCE ($)      LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM AGE  TERM   RATE   LTV    HOME  PARK   NEW   WIDE DOWN
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 10,000     2,011  14,152,467   2.06    7,038   22,622   357,408  106   39     65  11.33  83.0    0.2  19.6  30.1    8.5   7.6
------------------------------------------------------------------------------------------------------------------------------------
10,001 - 15,000   3,285  42,128,855   6.14   12,825   50,407   629,568  159   39    118  11.25  86.1    0.4  17.7  55.4   10.2  12.7
------------------------------------------------------------------------------------------------------------------------------------
15,001 - 20,000   4,276  74,969,567  10.93   17,533   85,416   983,665  182   39    141  11.07  87.6    0.5  19.5  75.5   15.8  17.0
------------------------------------------------------------------------------------------------------------------------------------
20,001 - 22,500   2,310  49,043,563   7.15   21,231   53,551   584,535  212   34    176  11.02  88.1    0.6  26.3  80.1   20.9  21.4
------------------------------------------------------------------------------------------------------------------------------------
22,501 - 25,000   2,168  51,450,989   7.50   23,732   55,220   586,249  224   32    190  10.92  88.4    1.1  27.9  81.5   29.5  23.0
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 27,500   1,873  49,125,243   7.16   26,228   52,022   538,998  242   28    212  10.83  89.0    1.8  34.2  83.2   35.6  26.4
------------------------------------------------------------------------------------------------------------------------------------
27,501 - 30,000   1,649  47,324,121   6.90   28,699   49,929   502,428  255   27    227  10.58  88.7    1.0  35.7  88.1   44.2  24.9
------------------------------------------------------------------------------------------------------------------------------------
30,001 - 32,500   1,440  44,960,114   6.55   31,222   47,219   463,857  267   26    240  10.40  88.7    2.3  38.5  89.9   54.0  25.1
------------------------------------------------------------------------------------------------------------------------------------
32,501 - 35,000   1,192  40,232,134   5.86   33,752   41,993   402,200  279   23    255  10.21  88.4    3.2  41.8  90.8   59.4  25.3
------------------------------------------------------------------------------------------------------------------------------------
35,001 - 37,500     997  36,074,127   5.26   36,183   37,651   357,750  278   23    254  10.10  88.5    5.2  42.3  90.4   71.0  24.9
------------------------------------------------------------------------------------------------------------------------------------
37,501 - 40,000     754  29,190,601   4.26   38,714   30,391   284,377  286   22    263   9.96  88.5    5.2  43.5  90.4   82.4  23.8
------------------------------------------------------------------------------------------------------------------------------------
40,001 - 45,000   1,198  50,682,876   7.39   42,306   52,430   476,256  296   19    275   9.71  88.6    9.1  52.2  92.8   89.5  25.1
------------------------------------------------------------------------------------------------------------------------------------
45,001 - 50,000     789  37,380,737   5.45   47,377   38,162   331,500  313   12    300   9.34  88.3   13.9  67.4  94.9   93.1  29.5
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 55,000     579  30,361,924   4.43   52,439   30,686   257,493  327    8    319   9.10  88.5   21.6  73.8  93.6   96.2  36.1
------------------------------------------------------------------------------------------------------------------------------------
55,001 - 60,000     386  22,125,811   3.23   57,321   22,290   180,454  336    5    330   8.77  89.1   29.6  80.6  95.6   95.9  44.7
------------------------------------------------------------------------------------------------------------------------------------
60,001 - 80,000     672  45,479,934   6.63   67,678   45,714   355,435  346    4    341   8.43  88.0   57.7  89.1  95.4   96.8  41.0
------------------------------------------------------------------------------------------------------------------------------------
80,001 - 100,000    176  15,487,755   2.26   87,999   15,538   114,309  356    3    351   7.96  88.6   93.3  97.1  95.5   98.3  38.0
------------------------------------------------------------------------------------------------------------------------------------
100,000 or more      52   5,811,799   0.85  111,765    5,829    42,488  360    3    356   7.91  88.0  100.0 100.0 100.0   98.2  40.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:           25,807 685,982,618 100.00   26,581  737,072 7,448,971  258   24    232  10.20  88.1   11.4  43.9  84.6   54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 438.86
Maximum: 145,466.56
Average: 26,581.26

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                    PERCENT                            WTD         AVG           WTD
ORIGINAL        NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT   WTD    AVG    %      %           %
LOAN TO VALUE     OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG    ORIG  LAND   NON    %   MULTI  5%
RATIO (%)       LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE  TERM   RATE    LTV   HOME  PARK   NEW   WIDE DOWN
------------------------------------------------------------------------------------------------------------------------------------
87.50 and less    7,054 177,143,723  25.82   25,113  193,444 1,951,876  251   25    224   9.77   79.6  16.1  44.6  83.9   62.6   0.0
------------------------------------------------------------------------------------------------------------------------------------
87.51 - 90.49    13,212 333,652,853  48.64   25,254  364,089 3,738,613  247   30    215  10.32   89.8   6.2  33.0  85.0   52.3   0.0
------------------------------------------------------------------------------------------------------------------------------------
90.50 - 91.49     1,013  45,050,004   6.57   44,472   45,293   347,627  330    3    326   8.06   90.7  22.2  82.2  96.8   72.9 100.0
------------------------------------------------------------------------------------------------------------------------------------
91.50 - 92.49       146   4,243,869   0.62   29,068    4,417    45,460  275   20    254  10.93   92.0  25.9  59.0  85.3   51.2 100.0
------------------------------------------------------------------------------------------------------------------------------------
92.50 - 93.49       231   7,020,157   1.02   30,390    7,310    75,446  274   19    252  10.98   93.0  32.4  59.2  82.2   51.9 100.0
------------------------------------------------------------------------------------------------------------------------------------
93.50 - 94.49       472  13,775,924   2.01   29,186   14,247   149,146  272   17    253  11.17   94.1  22.3  59.3  79.8   50.3 100.0
------------------------------------------------------------------------------------------------------------------------------------
94.50 and         3,679 105,096,087  15.32   28,566  108,271 1,140,803  270   15    254  11.26   95.0  11.8  57.3  79.9   41.4 100.0
greater
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:           25,807 685,982,618 100.00   26,581  737,072 7,448,971  258   24    232  10.20   88.1  11.4  43.9  84.6   54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 13.030
Maximum: 95.460
Weighted Average by Current Balance: 88.1

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    WTD
                                   PERCENT                             WTD          AVG         WTD
               NUMBER     TOTAL      OF    AVERAGE  ORIGINAL   TOTAL   AVG   WTD   AMORT  WTD   AVG     %      %          %
                 OF      CURRENT   CURRENT CURRENT  BALANCE   MONTHLY  ORIG  AVG    REM   AVG   ORIG   LAND   NON   %   MULTI   5%
ORIGINAL TERM  LOANS     BALANCE   BALANCE BALANCE   ($000)   PAYMENT  TERM  AGE   TERM  RATE   LTV    HOME  PARK  NEW   WIDE  DOWN
------------------------------------------------------------------------------------------------------------------------------------
1 - 120          3,042  31,993,114   4.66   10,517   43,512    672,675  106   26    79  11.11  83.9    0.7  34.0  46.6   19.0   11.9
------------------------------------------------------------------------------------------------------------------------------------
121 - 144          931  12,418,223   1.81   13,339   15,108    190,637  144   36   106  11.16  86.2    0.8  21.7  48.2   19.6   13.4
------------------------------------------------------------------------------------------------------------------------------------
145 - 180        7,415 137,510,059  20.05   18,545  156,249  1,767,168  180   38   141  10.92  87.7    1.0  22.3  77.1   25.8   16.8
------------------------------------------------------------------------------------------------------------------------------------
181 - 240        9,129 263,933,815  38.48   28,912  281,249  2,832,901  240   35   202  10.62  88.3    3.8  27.3  84.0   57.9   19.8
------------------------------------------------------------------------------------------------------------------------------------
241 - 300        1,267  47,619,318   6.94   37,584   48,019    437,593  299    9   289  10.00  89.6   16.5  70.1  84.2   61.1   41.9
------------------------------------------------------------------------------------------------------------------------------------
301 - 360        3,945 189,347,006  27.60   47,997  189,769  1,520,062  360    2   357   8.92  88.7   30.8  78.9  99.4   77.7   38.4
------------------------------------------------------------------------------------------------------------------------------------
Greater than        78   3,161,082   0.46   40,527    3,166     27,934  362    4   357  10.04  90.8    1.8  65.4 100.0   51.5   52.6
360
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          25,807 685,982,618 100.00   26,581  737,072  7,448,971  258   24   232  10.20  88.1   11.4  43.9  84.6   54.6   25.5
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 24
Maximum: 362
Weighted Average: 257.7

----------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                PERCENT                            WTD          AVG            WTD
            NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD   AMORT    WTD    AVG     %      %           %
              OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM     AVG    ORIG   LAND   NON    %   MULTI   5%
SEASONING   LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM    RATE    LTV    HOME  PARK   NEW   WIDE  DOWN
-----------------------------------------------------------------------------------------------------------------------------------
0             1,031  32,845,710   4.79   31,858   32,853   311,202  288    0    288    9.87   88.7    6.7  70.3  75.7   54.9   34.9
-----------------------------------------------------------------------------------------------------------------------------------
1 - 6         9,657 321,636,423  46.89   33,306  322,702 3,002,942  296    2    293    9.75   88.4   18.5  69.3  80.1   57.9   35.6
-----------------------------------------------------------------------------------------------------------------------------------
7 - 12          180   9,160,083   1.34   50,889    9,250    75,052  334    9    323    8.71   89.5   78.5  93.7  93.1   86.3   55.0
-----------------------------------------------------------------------------------------------------------------------------------
13 - 18          69   3,043,911   0.44   44,115    3,092    26,421  326   14    309    9.19   90.4   66.1  88.6  91.4   86.4   50.9
-----------------------------------------------------------------------------------------------------------------------------------
37 - 42       1,626  38,573,211   5.62   23,723   42,247   487,579  224   41    180   11.95   90.1    2.1  60.6  88.5   45.4   47.0
-----------------------------------------------------------------------------------------------------------------------------------
43 - 48       4,802 104,322,876  15.21   21,725  117,598 1,340,296  214   46    166   11.43   88.2    2.8  19.6  88.6   41.4   21.9
-----------------------------------------------------------------------------------------------------------------------------------
49 - 54       3,993  88,082,028  12.84   22,059  103,107 1,071,906  213   51    159    9.90   86.8    2.3   0.0  92.1   60.2    1.3
-----------------------------------------------------------------------------------------------------------------------------------
55 - 60       3,602  73,168,907  10.67   20,313   87,525   924,527  209   57    149   10.13   87.3    1.7   0.0  89.3   52.8    0.6
-----------------------------------------------------------------------------------------------------------------------------------
61 - 66         847  15,149,468   2.21   17,886   18,700   209,047  201   62    137   10.75   87.2    1.4   0.0  88.2   49.9    0.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:       25,807 685,982,618 100.00   26,581  737,072 7,448,971  258   24    232   10.20   88.1   11.4  43.9  84.6   54.6   25.5
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 0
Maximum: 64
Weighted Average: 24.4

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

------------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
AMORTIZED                      PERCENT                            WTD          AVG            WTD
REMAINING  NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD   AMORT    WTD    AVG     %      %           %
TERM TO      OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM     AVG    ORIG   LAND   NON    %   MULTI    5%
MATURITY   LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM    RATE    LTV    HOME  PARK   NEW   WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
1- 24          242     700,531   0.10    2,895    2,587    48,104   78    51     18   11.15   80.7    0.0  14.9  32.1   12.9    2.9
-----------------------------------------------------------------------------------------------------------------------------------
25 - 48        753   5,410,024   0.79    7,185   10,556   175,024   87    47     37   10.49   81.5    0.3  17.7  61.5   18.6    4.0
-----------------------------------------------------------------------------------------------------------------------------------
49 - 72        914   9,461,202   1.38   10,351   13,628   198,983  111    44     63   10.87   83.6    0.4  13.0  52.6   23.9    3.8
-----------------------------------------------------------------------------------------------------------------------------------
73 - 96      1,100  13,953,503   2.03   12,685   17,630   239,759  128    38     85   11.07   85.5    0.9  23.8  54.3   22.1   11.6
-----------------------------------------------------------------------------------------------------------------------------------
97 - 120     1,714  27,313,655   3.98   15,936   31,523   385,113  155    36    116   11.00   86.1    0.8  23.3  64.7   25.0    9.6
-----------------------------------------------------------------------------------------------------------------------------------
121 - 144    5,053  91,371,177  13.32   18,083  106,050 1,203,518  179    48    130   10.94   87.8    0.5  14.6  85.2   24.2   14.4
-----------------------------------------------------------------------------------------------------------------------------------
145 - 168      155   3,922,457   0.57   25,306    4,524    45,949  232    47    160   10.59   86.2    0.0  10.6  84.6   65.3    8.4
-----------------------------------------------------------------------------------------------------------------------------------
169 - 192    5,869 156,786,138  22.86   26,714  168,890 1,708,420  226    41    184   10.37   87.6    2.7  13.7  84.6   62.6    9.9
-----------------------------------------------------------------------------------------------------------------------------------
193 - 216    2,055  59,027,653   8.60   28,724   62,668   672,921  240    43    196   11.60   89.4    2.4  39.1  94.0   51.3   33.1
-----------------------------------------------------------------------------------------------------------------------------------
217 - 240    2,698  78,901,313  11.50   29,244   79,140   796,461  240     2    238   10.59   88.7    6.6  59.1  58.5   39.0   35.3
-----------------------------------------------------------------------------------------------------------------------------------
241 - 264      181   7,559,713   1.10   41,766    7,844    75,670  300    43    256   10.78   91.4   22.8  56.4  97.7   95.9   55.3
-----------------------------------------------------------------------------------------------------------------------------------
265 - 288       21     839,563   0.12   39,979      856     7,404  304     7    284    9.40   91.0   41.2  87.8  86.1   54.8   53.9
-----------------------------------------------------------------------------------------------------------------------------------
289 - 312    1,052  39,109,014   5.70   37,176   39,196   351,935  301     2    298    9.83   89.2   15.5  72.8  82.1   54.9   38.8
-----------------------------------------------------------------------------------------------------------------------------------
313 - 336       27   1,300,019   0.19   48,149    1,327    10,461  360     6    330    8.75   86.9   48.9  72.3 100.0   74.1   20.7
-----------------------------------------------------------------------------------------------------------------------------------
337 - 360    3,973 190,326,656  27.75   47,905  190,652 1,529,247  360     2    357    8.94   88.8   30.1  78.8  99.5   77.3   38.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      25,807 685,982,618 100.00   26,581  737,072 7,448,971  258    24    232   10.20   88.1   11.4  43.9  84.6   54.6   25.5
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 2
Maximum: 360
Weighted Average: 231.8

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                   PERCENT                             WTD         AVG           WTD
               NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL    AVG   WTD  AMORT    WTD   AVG     %      %          %
YEAR OF          OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY   ORIG  AVG   REM     AVG   ORIG   LAND   NON    %  MULTI  5%
ORIGINATION    LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT   TERM  AGE  TERM    RATE   LTV    HOME  PARK   NEW  WIDE DOWN
------------------------------------------------------------------------------------------------------------------------------------
1993             5,984 121,841,567  17.76   20,361  145,628 1,533,358  209    57    150   10.07  87.2    1.8   0.0  90.1  52.8   0.8
------------------------------------------------------------------------------------------------------------------------------------
1994             8,886 197,454,924  28.78   22,221  223,548 2,499,995  215    46    167   11.15  88.2    2.5  22.2  89.4  48.4  21.1
------------------------------------------------------------------------------------------------------------------------------------
1997               436  21,110,761   3.08   48,419   21,292   173,873  334     8    324    8.81  87.3   73.0  90.4  92.7  81.0  40.2
------------------------------------------------------------------------------------------------------------------------------------
1998            10,501 345,575,366  50.38   32,909  346,605 3,241,744  294     2    292    9.79  88.5   16.0  68.9  79.3  57.2  35.9
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          25,807 685,982,618 100.00   26,581  737,072 7,448,971  258    24    232   10.20  88.1   11.4  43.9  84.6  54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
                               PERCENT                             WTD         AVG            WTD
            NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD   AMORT   WTD    AVG     %      %           %
YEAR OF       OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM    AVG    ORIG   LAND   NON    %   MULTI    5%
MATURITY    LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM   RATE    LTV    HOME  PARK   NEW   WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
1998            16      16,210   0.00    1,013      133      2,889   59    53     6   10.63   75.7    0.0   0.0   9.7    7.7    0.0
-----------------------------------------------------------------------------------------------------------------------------------
1999           124     315,445   0.05    2,544    1,168     24,586   64    49    15   11.43   79.1    0.0  25.9  23.9   13.9    3.0
-----------------------------------------------------------------------------------------------------------------------------------
2000           186     852,273   0.12    4,582    2,141     37,772   80    53    26   10.83   82.8    0.0   5.5  37.8    9.3    3.1
-----------------------------------------------------------------------------------------------------------------------------------
2001           534   4,085,088   0.60    7,650    7,850    130,741   85    47    37   10.29   81.5    0.3  18.5  70.5   19.3    4.1
-----------------------------------------------------------------------------------------------------------------------------------
2002           155   1,125,431   0.16    7,261    1,745     29,615   90    41    49   11.81   83.3    0.0  22.6  18.1   14.2   12.2
-----------------------------------------------------------------------------------------------------------------------------------
2003           564   5,703,523   0.83   10,113    8,203    122,627  105    44    61   10.67   83.2    0.7  13.6  50.8   24.3    2.4
-----------------------------------------------------------------------------------------------------------------------------------
2004           523   6,177,792   0.90   11,812    8,386    120,025  118    44    73   11.62   84.6    0.5  20.6  57.5   20.1   13.6
-----------------------------------------------------------------------------------------------------------------------------------
2005           557   6,852,724   1.00   12,303    8,409    116,009  120    35    84   10.55   85.8    0.4  27.3  55.4   17.3    7.4
-----------------------------------------------------------------------------------------------------------------------------------
2006           414   5,340,738   0.78   12,900    6,509     86,707  137    40    96   11.72   86.4    1.1  22.6  43.3   15.7   16.5
-----------------------------------------------------------------------------------------------------------------------------------
2007            24     300,690   0.04   12,529      324      4,552  125    17   107   11.81   80.3   13.4  52.1   9.5   26.8   11.5
-----------------------------------------------------------------------------------------------------------------------------------
2008         3,187  54,327,014   7.92   17,046   64,314    729,382  169    47   121   10.38   86.7    0.6   9.7  80.1   26.7    3.6
-----------------------------------------------------------------------------------------------------------------------------------
2009         3,112  56,773,334   8.28   18,243   65,355    759,140  180    46   132   11.40   88.1    0.4  19.6  85.6   22.7   20.7
-----------------------------------------------------------------------------------------------------------------------------------
2010           289   4,568,770   0.67   15,809    4,695     59,578  152    10   142   11.64   86.3    1.2  51.0  40.5   17.7   29.4
-----------------------------------------------------------------------------------------------------------------------------------
2011             2      30,105   0.00   15,053       34        371  187    32   147   10.78   89.7    0.0   0.0  60.9    0.0    0.0
-----------------------------------------------------------------------------------------------------------------------------------
2012            35     817,699   0.12   23,363      857      9,429  192    22   170   10.79   85.0   21.4  50.7  63.4   40.4   32.2
-----------------------------------------------------------------------------------------------------------------------------------
2013         4,011 101,121,623  14.74   25,211  108,936  1,113,353  219    37   180   10.36   87.6    2.5  18.9  78.4   57.6   11.6
-----------------------------------------------------------------------------------------------------------------------------------
2014         4,027 116,794,129  17.03   29,003  126,046  1,299,732  240    46   191   10.99   88.4    2.5  20.4  95.1   61.9   19.3
-----------------------------------------------------------------------------------------------------------------------------------
2015            66   1,932,578   0.28   29,281    2,047     22,384  239    39   197   11.86   89.3    0.0  66.6  96.4   60.5   40.1
-----------------------------------------------------------------------------------------------------------------------------------
2016            13     362,904   0.05   27,916      364      3,763  216     1   215   10.50   90.6    0.0  87.0  51.9   34.0   56.0
-----------------------------------------------------------------------------------------------------------------------------------
2017            63   2,141,257   0.31   33,988    2,170     21,286  240     9   230   10.20   87.3   49.9  76.7  64.8   56.9   37.6
-----------------------------------------------------------------------------------------------------------------------------------
2018         2,642  76,951,371  11.22   29,126   77,177    777,132  240     2   238   10.60   88.7    5.5  58.5  58.2   38.5   35.1
-----------------------------------------------------------------------------------------------------------------------------------
2019           177   7,395,341   1.08   41,782    7,699     74,052  300    43   254   10.74   91.4   24.1  55.7  96.9   97.0   55.5
-----------------------------------------------------------------------------------------------------------------------------------
2020            10     363,327   0.05   36,333      373      3,873  300    40   260   11.78   92.5    0.0  62.0 100.0   85.1   63.3
-----------------------------------------------------------------------------------------------------------------------------------
2022            32   1,387,082   0.20   43,346    1,399     11,833  300     9   291    9.08   85.1   81.3  95.9  86.1   69.5   46.0
-----------------------------------------------------------------------------------------------------------------------------------
2023         1,030  38,007,701   5.54   36,901   38,075    342,805  300     2   298    9.86   89.4   13.1  72.1  81.8   53.9   39.1
-----------------------------------------------------------------------------------------------------------------------------------
2027           244  14,575,886   2.12   59,737   14,683    110,948  360     9   349    8.29   87.5   86.3  96.1 100.0   92.3   40.2
-----------------------------------------------------------------------------------------------------------------------------------
2028         3,770 177,662,585  25.90   47,125  177,981  1,434,387  360     2   357    8.99   88.9   25.7  77.3  99.4   76.1   38.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      25,807 685,982,618 100.00   26,581  737,072  7,448,971  258    24   232   10.20   88.1   11.4  43.9  84.6   54.6   25.5
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 1998-09-17
Maximum: 2028-05-23
Weighted Average: 2017-10-19

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                   PERCENT                            WTD        AVG            WTD
GEOGRAPHIC     NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT    WTD   AVG    %      %           %
DISTRIBUTION     OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG  REM      AVG   ORIG  LAND   NON    %   MULTI    5%
BY BALANCE     LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE  TERM    RATE   LTV   HOME  PARK   NEW   WIDE   DOWN
------------------------------------------------------------------------------------------------------------------------------------
Texas            2,359  62,424,054   9.10   26,462   67,829  722,184  247    27   219   10.78   89.0   0.6  44.0  89.3   39.2  21.0
------------------------------------------------------------------------------------------------------------------------------------
Georgia          2,045  59,960,935   8.74   29,321   63,570  601,936  280    21   258    9.69   89.4   8.6  53.0  90.5   68.2  32.3
------------------------------------------------------------------------------------------------------------------------------------
Alabama          1,924  57,149,114   8.33   29,703   59,973  559,506  281    14   267    9.39   89.3  14.8  65.8  90.2   56.7  43.8
------------------------------------------------------------------------------------------------------------------------------------
North Carolina   2,057  48,343,948   7.05   23,502   52,756  545,399  250    26   223   10.22   88.6  12.0  48.2  89.2   47.3  22.2
------------------------------------------------------------------------------------------------------------------------------------
Florida          1,370  37,659,064   5.49   27,488   40,763  398,525  265    28   236    9.86   88.4  16.2  42.9  78.9   80.1  26.2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee        1,620  36,553,356   5.33   22,564   40,729  429,427  234    31   202   10.20   88.4   8.8  40.1  91.5   50.7  25.2
------------------------------------------------------------------------------------------------------------------------------------
South Carolina   1,293  32,523,816   4.74   25,154   35,736  369,236  242    35   206   10.46   88.7   5.7  35.6  88.3   63.4  15.7
------------------------------------------------------------------------------------------------------------------------------------
Kentucky         1,052  27,276,580   3.98   25,928   28,533  284,960  261    15   244   10.07   88.6  11.0  63.6  88.0   45.8  36.5
------------------------------------------------------------------------------------------------------------------------------------
Mississippi      1,054  25,465,093   3.71   24,160   27,574  291,906  231    23   207   10.36   89.7   1.2  61.0  93.4   44.0  31.1
------------------------------------------------------------------------------------------------------------------------------------
Arizona            827  24,497,318   3.57   29,622   25,935  258,165  270    24   244   10.41   86.6  19.7  36.7  73.8   62.8  21.5
------------------------------------------------------------------------------------------------------------------------------------
Arkansas           893  22,675,783   3.31   25,393   24,612  249,981  248    27   220   10.13   88.4   1.7  54.7  90.2   49.1  21.8
------------------------------------------------------------------------------------------------------------------------------------
Virginia           737  19,178,178   2.80   26,022   20,748  209,642  254    25   227   10.01   87.3  29.2  47.1  87.4   57.6  23.2
------------------------------------------------------------------------------------------------------------------------------------
West Virginia      724  18,009,643   2.63   24,875   19,248  194,499  251    20   230    9.96   87.3  10.2  57.0  89.9   51.0  24.8
------------------------------------------------------------------------------------------------------------------------------------
Missouri           739  17,830,322   2.60   24,128   19,077  197,992  254    24   228   10.55   88.5   4.6  33.2  81.7   32.8  28.0
------------------------------------------------------------------------------------------------------------------------------------
California         593  16,291,793   2.37   27,474   17,736  184,334  237    33   201   10.57   83.0  11.6  15.9  48.9   92.5   9.9
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania       594  15,677,755   2.29   26,394   16,545  172,844  258    18   238   10.77   87.2  14.2  31.6  75.1   52.2  17.1
------------------------------------------------------------------------------------------------------------------------------------
Ohio               622  13,785,740   2.01   22,164   14,965  161,446  240    28   210   10.90   88.3   9.9  25.7  80.9   33.7  26.4
------------------------------------------------------------------------------------------------------------------------------------
New Mexico         494  13,502,498   1.97   27,333   15,003  158,206  236    36   199   10.45   86.6  10.0  35.6  86.0   52.5  17.0
------------------------------------------------------------------------------------------------------------------------------------
Indiana            525  13,029,731   1.90   24,819   13,915  143,694  259    23   235   10.54   88.3  19.5  29.8  80.1   39.3  28.3
------------------------------------------------------------------------------------------------------------------------------------
Michigan           443  12,440,091   1.81   28,081   13,255  134,443  263    29   232   10.60   87.7  15.3  15.2  79.0   59.8  16.0
------------------------------------------------------------------------------------------------------------------------------------
New York           381  11,724,644   1.71   30,773   12,334  120,480  272    19   252   10.10   86.4  32.6  51.5  79.1   56.8   9.9
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma           361   9,775,956   1.43   27,080   10,313  102,467  267    19   246   10.10   89.3   2.2  60.4  80.4   38.0  35.4
------------------------------------------------------------------------------------------------------------------------------------
Nevada             236   8,657,325   1.26   36,684    9,212   86,901  274    25   246    9.70   86.5  31.0  34.2  68.4   87.7  26.8
------------------------------------------------------------------------------------------------------------------------------------
Illinois           314   8,486,191   1.24   27,026    8,990   88,648  270    19   250    9.93   86.4  12.6  42.1  82.8   54.9  20.7
------------------------------------------------------------------------------------------------------------------------------------
Oregon             256   7,879,520   1.15   30,779    8,555   87,565  243    37   203   10.61   85.9   6.6  12.0  72.0   84.6  14.9
------------------------------------------------------------------------------------------------------------------------------------
Colorado           250   7,820,842   1.14   31,283    8,048   81,061  279    14   264   10.66   87.5  11.5  20.1  71.1   43.0  20.1
------------------------------------------------------------------------------------------------------------------------------------
Kansas             281   7,491,384   1.09   26,660    8,011   80,044  266    28   236   10.40   88.6   4.8  16.4  89.9   29.2  28.4
------------------------------------------------------------------------------------------------------------------------------------
Washington         214   6,036,003   0.88   28,206    6,522   66,546  247    32   211   10.47   83.4  13.1  23.4  72.6   70.7  12.6
------------------------------------------------------------------------------------------------------------------------------------
Maine              160   5,013,963   0.73   31,337    5,345   50,592  276    22   253    9.56   87.3  34.2  43.3  85.7   41.9  36.3
------------------------------------------------------------------------------------------------------------------------------------
Idaho              150   3,933,351   0.57   26,222    4,298   44,226  255    34   217   10.70   86.8  10.8  33.6  78.5   65.1  26.9
------------------------------------------------------------------------------------------------------------------------------------
South Dakota       118   3,541,855   0.52   30,016    3,750   37,074  273    25   246   10.25   87.6  11.2  27.4  77.0   51.3  23.7
------------------------------------------------------------------------------------------------------------------------------------
Minnesota          155   3,296,220   0.48   21,266    3,578   40,313  228    25   200   11.14   85.9   7.2  19.2  58.1   30.1   8.8
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin          138   3,269,221   0.48   23,690    3,371   37,033  250    13   235   11.24   88.5  10.9  23.3  61.8   19.2  24.2
------------------------------------------------------------------------------------------------------------------------------------
Maryland           129   3,261,455   0.48   25,283    3,533   37,089  251    29   220   10.65   86.1  16.5  20.8  80.8   51.4  14.4
------------------------------------------------------------------------------------------------------------------------------------
Utah                90   2,966,979   0.43   32,966    3,243   31,204  263    38   222    9.90   84.9  21.5  23.6  95.5   71.7  11.1
------------------------------------------------------------------------------------------------------------------------------------
Nebraska            81   2,846,345   0.41   35,140    2,909   26,589  305    11   294    9.66   87.5  33.2  51.5  72.9   63.9  33.0
------------------------------------------------------------------------------------------------------------------------------------
Montana             99   2,821,483   0.41   28,500    2,988   29,848  259    25   233   10.23   85.6   3.9  23.7  75.0   47.9  19.1
------------------------------------------------------------------------------------------------------------------------------------
Iowa                90   2,637,936   0.38   29,310    2,759   27,679  278    17   260   10.49   88.2  12.9  28.4  79.9   42.7  23.3
------------------------------------------------------------------------------------------------------------------------------------
Delaware           103   2,590,269   0.38   25,148    2,811   30,039  247    27   220   10.83   88.1  15.4  23.1  78.1   48.7  28.7
------------------------------------------------------------------------------------------------------------------------------------
Wyoming             75   2,355,221   0.34   31,403    2,392   22,712  295     8   285    9.81   87.7  35.6  43.1  73.4   50.6  35.8
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

(CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  WTD
                                   PERCENT                            WTD         AVG           WTD
GEOGRAPHIC     NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT   WTD    AVG    %      %           %
DISTRIBUTION     OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG    ORIG  LAND   NON    %   MULTI   5%
BY BALANCE     LOANS     BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE  TERM   RATE    LTV   HOME  PARK   NEW   WIDE  DOWN
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire       54   2,081,727   0.30   38,550    2,175   18,931  317   14   301    8.99   87.1   52.2  54.6  96.2   65.7  25.2
------------------------------------------------------------------------------------------------------------------------------------
North Dakota        52   1,417,676   0.21   27,263    1,524   15,531  249   33   213   10.47   87.1    0.0   3.9  83.1   46.1  13.3
------------------------------------------------------------------------------------------------------------------------------------
Vermont             37   1,355,505   0.20   36,635    1,413   13,011  308   16   291    9.85   89.5   38.5  66.6  94.7   53.8  36.4
------------------------------------------------------------------------------------------------------------------------------------
New Jersey          11     250,872   0.04   22,807      276    2,911  228   35   190   10.76   77.1    0.0   0.0  79.5   62.3   0.0
------------------------------------------------------------------------------------------------------------------------------------
Alaska               2      72,592   0.01   36,296       80      749  240   54   185    9.50   89.4    0.0   0.0 100.0  100.0   0.0
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts        2      48,818   0.01   24,409       55      541  226   52   173    9.81   84.7    0.0   0.0 100.0   76.5   0.0
------------------------------------------------------------------------------------------------------------------------------------
Connecticut          1      41,095   0.01   41,095       46      426  240   51   183    9.50   80.0    0.0   0.0 100.0  100.0   0.0
------------------------------------------------------------------------------------------------------------------------------------
Hawaii               1      23,227   0.00   23,227       25      268  240   45   194   11.75   90.0    0.0   0.0 100.0    0.0   0.0
------------------------------------------------------------------------------------------------------------------------------------
D.C.                 1      10,131   0.00   10,131       13      166  144   54    90   11.00   89.8    0.0   0.0 100.0    0.0   0.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          25,807 685,982,618 100.00   26,581  737,072 7,448,971 258   24   232   10.20   88.1   11.4  43.9  84.6   54.6  25.5
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

1997 AND 1998 ORIGINATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                   PERCENT                           WTD         AVG           WTD
                 NUMBER   TOTAL      OF    AVERAGE  ORIGINAL  TOTAL  AVG   WTD  AMORT   WTD    AVG    %      %           %      %
                   OF    CURRENT  CURRENT  CURRENT  BALANCE  MONTHLY ORIG  AVG   REM    AVG    ORIG  LAND   NON    %   MULTI   5%
POOL             LOANS   BALANCE  BALANCE  BALANCE  (($000)) PAYMENT TERM  AGE  TERM   RATE    LTV   HOME  PARK   NEW   WIDE  DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Land and Home     300  18,168,309   4.95   60,561   18,206   146,731  329   2   327    8.67   87.8  100.0  97.5  68.7   79.6   47.7
-----------------------------------------------------------------------------------------------------------------------------------
Home Only       9,807 295,950,242  80.71   30,177  296,897 2,867,216  286   2   283   10.06   88.9    0.0  63.4  78.0   51.9   36.0
-----------------------------------------------------------------------------------------------------------------------------------
Land-in-Lieu      285  16,929,382   4.62   59,401   17,050   127,930  344   7   336    8.02   84.1  100.0  99.6  95.9   91.0   24.7
(high value)
-----------------------------------------------------------------------------------------------------------------------------------
Land-in-Lieu       62   2,863,101   0.78   46,179    2,880    23,233  336   5   329    8.77   81.7  100.0  98.7  92.9   91.7   20.9
-----------------------------------------------------------------------------------------------------------------------------------
Staged Funding    352  24,770,041   6.76   70,369   24,836   189,661  352   2   348    8.31   89.6  100.0  98.4  96.9   86.0   49.6
-----------------------------------------------------------------------------------------------------------------------------------
Staged            131   8,005,051   2.18   61,107    8,027    60,845  347   2   343    8.18   80.0  100.0  98.5  93.8   90.4    4.3
Funding-F&C
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         10,937 366,686,127 100.00   33,527  367,896 3,415,617  297   2   294    9.73   88.4   19.3  70.2  80.1   58.6   36.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                  PERCENT                            WTD        AVG          WTD
              NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD AMORT   WTD   AVG     %      %          %       %
                OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG  REM    AVG   ORIG   LAND   NON   %   MULTI    5%
PARK OR       LOANS     BALANCE   BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE TERM   RATE   LTV    HOME  PARK  NEW   WIDE   DOWN
NON-PARK
-----------------------------------------------------------------------------------------------------------------------------------
Non-Park        6,884 257,316,601  70.17   37,379  258,132 2,288,119  307   2   304   9.31  88.2   27.1 100.0  87.3   66.6    36.8
-----------------------------------------------------------------------------------------------------------------------------------
Park            3,575  94,146,173  25.67   26,335   94,482   984,778  268   2   265  10.88  89.0    0.2   0.0  60.4   37.4    34.2
-----------------------------------------------------------------------------------------------------------------------------------
Unknown           478  15,223,353   4.15   31,848   15,282   142,720  294   2   291   9.73  88.8    5.8   0.0  79.5   54.4    36.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         10,937 366,686,127 100.00   33,527  367,896 3,415,617  297   2   294   9.73  88.4   19.3  70.2  80.1   58.6    36.1
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                              WTD
                                 PERCENT                           WTD        AVG            WTD
              NUMBER     TOTAL     OF    AVERAGE ORIGINAL  TOTAL   AVG   WTD AMORT    WTD    AVG     %      %            %       %
                OF      CURRENT  CURRENT CURRENT BALANCE  MONTHLY  ORIG  AVG  REM     AVG    ORIG   LAND   NON    %    MULTI    5%
NEW OR USED   LOANS     BALANCE  BALANCE BALANCE (($000)) PAYMENT  TERM  AGE TERM    RATE    LTV    HOME  PARK   NEW   WIDE    DOWN
----------------------------------------------------------------------------------------------------------------------------------
New           7,468 293,664,726  80.09   39,323  294,509 2,555,895  318   2   315    9.28   88.5   21.4  76.5   100.0  62.6    37.0
----------------------------------------------------------------------------------------------------------------------------------
Used          3,469  73,021,401  19.91   21,050   73,388   859,722  209   2   207   11.55   88.0   10.8  44.6     0.0  42.3    32.8
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:       10,937 366,686,127 100.00   33,527  367,896 3,415,617  297   2   294    9.73   88.4   19.3  70.2    80.1  58.6    36.1
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                     PERCENT                            WTD         AVG           WTD
                 NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT   WTD   AVG    %      %           %     %
                   OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG   ORIG  LAND   NON    %   MULTI  5%
UNITS            LOANS     BALANCE   BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE  TERM   RATE   LTV   HOME  PARK   NEW   WIDE DOWN
------------------------------------------------------------------------------------------------------------------------------------
Unknown Width       2      198,410    0.05   99,205      199     1,322  360   1    359    7.00  86.5  100.0 100.0 100.0    0.0  48.0
------------------------------------------------------------------------------------------------------------------------------------
Single Wide     6,305  151,768,411   41.39   24,071  152,359  1,605,217 258   2    255   10.77  89.4    6.3  56.6  72.2    0.0  37.4
------------------------------------------------------------------------------------------------------------------------------------
Double Wide     4,533  208,428,307   56.84   45,980  209,030  1,758,349 324   2    321    9.00  87.8   28.1  79.5  85.5  100.0  35.3
------------------------------------------------------------------------------------------------------------------------------------
Triple Wide        97    6,290,999    1.72   64,856    6,309    50,729  334   3    330    8.62  86.3   38.5  88.1  88.8  100.0  33.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         10,937  366,686,127  100.00   33,527  367,896  3,415,617 297   2    294    9.73  88.4   19.3  70.2  80.1   58.6  36.1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                   PERCENT                            WTD         AVG           WTD
                 NUMBER   TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT    WTD   AVG    %      %           %       %
COUPON RATES       OF    CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM     AVG   ORIG  LAND   NON    %   MULTI    5%
(%)              LOANS   BALANCE   BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE  TERM    RATE   LTV   HOME  PARK   NEW   WIDE   DOWN
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 8.000    1,588  86,406,093  23.56   54,412   86,642   620,276  343   2    340    7.49  87.2   39.9  90.8  98.7   94.8  40.4
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000    1,268  52,725,153  14.38   41,581   52,945   440,970  322   3    318    8.71  87.9   34.8  83.6  96.7   63.2  46.3
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.250      261  11,474,072   3.13   43,962   11,526   100,332  316   2    311    9.25  82.3   45.0  86.1  94.4   82.5  11.2
------------------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500      221   9,253,782   2.52   41,872    9,276    82,045  315   2    312    9.50  85.4   14.0  73.6  93.1   76.0  10.6
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750    1,050  40,383,406  11.01   38,460   40,476   369,979  310   2    308    9.75  88.9    4.2  72.2  89.7   81.0  15.1
------------------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000     393  12,424,756   3.39   31,615   12,469   120,058  282   2    279   10.00  84.3   19.1  70.4  82.0   50.2  28.4
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.250    294  10,453,493   2.85   35,556   10,483   100,547  303   2    299   10.25  87.6   31.3  74.7  94.0   48.5  32.8
------------------------------------------------------------------------------------------------------------------------------------
10.251 - 10.500  1,342  37,335,696  10.18   27,821   37,447   369,648  277   2    275   10.50  89.0    3.1  60.5  87.7    9.5   2.8
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 10.750    313   9,996,995   2.73   31,939   10,026   100,732  283   2    280   10.75  86.0    7.7  55.0  67.7   56.7  18.0
------------------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000    638  22,060,921   6.02   34,578   22,110   223,858  289   2    287   11.00  91.7    3.4  58.8  57.1   85.1  56.2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.250     69   2,193,713   0.60   31,793    2,199    22,408  297   3    293   11.25  89.0    7.5  48.5  78.4   28.1  27.0
------------------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500    366   8,302,749   2.26   22,685    8,340    93,842  257   2    254   11.50  86.4    2.1  43.9  68.7   22.2  16.8
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750  1,011  24,508,781   6.68   24,242   24,587   272,771  254   2    251   11.75  92.8    3.1  51.8  69.9    4.6  85.4
------------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000    864  15,580,209   4.25   18,033   15,662   193,850  201   2    199   12.00  90.1    0.3  38.6  13.4   15.9  13.9
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 13.000    668  13,420,333   3.66   20,090   13,485   168,330  216   2    214   12.58  91.1    2.0  32.3  22.4   33.9  57.0
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 15.000    591  10,165,977   2.77   17,201   10,222   135,971  186   2    184   13.35  94.3    0.3  35.6   0.0    4.0  97.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          10,937 366,686,127 100.00   33,527  367,896 3,415,617  297   2    294    9.73  88.4   19.3  70.2  80.1   58.6  36.1
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 7.0000
Maximum: 14.5000
Weighted Average: 9.7282

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  WTD
ORIGINAL                            PERCENT                           WTD         AVG            WTD
LOAN             NUMBER    TOTAL      OF    AVERAGE  ORIGINAL  TOTAL  AVG   WTD  AMORT    WTD    AVG    %      %           %      %
PRINCIPAL          OF     CURRENT   CURRENT CURRENT  BALANCE  MONTHLY ORIG  AVG   REM     AVG    ORIG  LAND   NON    %   MULTI   5%
BALANCE ($)      LOANS    BALANCE   BALANCE BALANCE  (($000)) PAYMENT TERM  AGE  TERM    RATE    LTV   HOME  PARK   NEW   WIDE  DOWN
-----------------------------------------------------------------------------------------------------------------------------------
1 - 10,000         430   3,428,915   0.94    7,974    3,492   63,224   93    2     90   12.14   81.8   0.3  47.5   4.9   6.6   13.7
------------------------------------------------------------------------------------------------------------------------------------
10,001 - 15,000    819  10,273,337   2.80   12,544   10,366  144,748  141    2    138   12.08   85.8   0.3  42.2  10.1   8.8   25.3
------------------------------------------------------------------------------------------------------------------------------------
15,001 - 20,000  1,035  18,061,761   4.93   17,451   18,200  224,281  168    2    165   11.57   87.5   0.9  46.4  32.9  13.2   30.5
------------------------------------------------------------------------------------------------------------------------------------
20,001 - 22,500    730  15,484,539   4.22   21,212   15,552  173,090  212    2    209   11.19   88.3   0.8  53.5  51.5  12.5   33.5
------------------------------------------------------------------------------------------------------------------------------------
22,501 - 25,000    778  18,436,000   5.03   23,697   18,503  198,661  223    2    221   10.96   89.0   1.0  55.2  63.5  11.9   36.0
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 27,500    821  21,486,039   5.86   26,171   21,549  221,620  255    2    253   10.80   89.2   2.1  58.0  69.3  16.9   35.6
------------------------------------------------------------------------------------------------------------------------------------
27,501 - 30,000    788  22,573,138   6.16   28,646   22,627  222,155  280    2    277   10.49   89.3   1.0  59.5  79.5  20.6   36.5
------------------------------------------------------------------------------------------------------------------------------------
30,001 - 32,500    730  22,744,136   6.20   31,156   22,799  216,851  298    2    295   10.28   89.3   1.6  62.1  84.2  27.2   37.1
------------------------------------------------------------------------------------------------------------------------------------
32,501 - 35,000    683  22,976,849   6.27   33,641   23,060  213,944  309    2    306   10.10   88.9   3.2  62.2  85.8  35.5   37.0
------------------------------------------------------------------------------------------------------------------------------------
35,001 - 37,500    554  19,979,821   5.45   36,065   20,044  182,621  310    2    307    9.89   88.8   6.2  64.3  86.1  49.9   36.1
------------------------------------------------------------------------------------------------------------------------------------
37,501 - 40,000    446  17,233,302   4.70   38,640   17,267  152,694  320    2    317    9.65   88.6   6.5  62.8  85.6  69.6   33.6
------------------------------------------------------------------------------------------------------------------------------------
40,001 - 45,000    766  32,428,716   8.84   42,335   32,499  280,949  325    2    322    9.38   88.5  10.7  72.3  89.5  84.0   31.4
------------------------------------------------------------------------------------------------------------------------------------
45,001 - 50,000    601  28,504,133   7.77   47,428   28,567  237,194  334    2    331    9.04   88.3  14.4  79.9  93.7  91.6   34.8
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 55,000    504  26,372,687   7.19   52,327   26,427  215,417  338    2    335    8.88   88.3  22.5  80.4  93.1  95.3   36.9
------------------------------------------------------------------------------------------------------------------------------------
55,001 - 60,000    366  20,917,043   5.70   57,150   20,966  167,785  341    2    338    8.69   89.0  29.8  83.6  95.2  95.7   45.4
------------------------------------------------------------------------------------------------------------------------------------
60,001 - 80,000    655  44,257,071  12.07   67,568   44,382  342,166  349    3    345    8.37   88.0  58.2  91.5  95.3  96.8   42.0
------------------------------------------------------------------------------------------------------------------------------------
80,001 -           179  15,716,841   4.29   87,804   15,766  115,729  356    3    352    7.94   88.6  94.0  97.7  95.6  98.3   38.5
100,000
------------------------------------------------------------------------------------------------------------------------------------
100,001 >=          52   5,811,799   1.58  111,765    5,829   42,488  360    3    356    7.91   88.0 100.0 100.0 100.0  98.2   40.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          10,937 366,686,127 100.00   33,527  367,896 3,415,617 297    2    294    9.73   88.4  19.3  70.2  80.1  58.6   36.1
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 2,605
Maximum: 145,810
Average: 33,638

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
-------------------------------------------------------------------------------
           Senior/Subordinate Pass-Through Certificates, Series 1998-2
                             Computational Materials

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
CURRENT                              PERCENT                           WTD         AVG          WTD
LOAN             NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL  AVG   WTD  AMORT   WTD   AVG     %      %           %      %
PRINCIPAL          OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY ORIG  AVG   REM    AVG   ORIG   LAND   NON    %   MULTI   5%
BALANCE ($)      LOANS     BALANCE   BALANCE BALANCE  (($000)) PAYMENT TERM  AGE  TERM   RATE   LTV    HOME  PARK   NEW   WIDE  DOWN
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 10,000      453   3,637,847   0.99    8,031    3,761    67,208   94   2     91   12.13   81.7    0.3  47.3   5.3    6.8  14.7
------------------------------------------------------------------------------------------------------------------------------------
10,001 - 15,000    823  10,437,707   2.85   12,683   10,536   146,580  141   2    139   12.07   85.8    0.4  42.4  10.6    8.6  25.1
------------------------------------------------------------------------------------------------------------------------------------
15,001 - 20,000  1,036  18,224,801   4.97   17,592   18,356   225,285  169   2    166   11.56   87.5    0.9  46.9  33.4   13.7  30.3
------------------------------------------------------------------------------------------------------------------------------------
20,001 - 22,500    732  15,596,025   4.25   21,306   15,663   174,216  212   2    210   11.17   88.3    0.7  53.2  53.1   12.8  33.7
------------------------------------------------------------------------------------------------------------------------------------
22,501 - 25,000    781  18,582,337   5.07   23,793   18,648   199,761  224   2    222   10.96   89.1    1.2  55.2  63.1   12.1  35.9
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 27,500    821  21,564,024   5.88   26,266   21,626   222,058  256   2    254   10.79   89.3    2.2  58.5  68.9   16.7  35.6
------------------------------------------------------------------------------------------------------------------------------------
27,501 - 30,000    782  22,470,536   6.13   28,735   22,525   220,725  280   2    278   10.47   89.3    0.8  59.4  80.2   21.0  36.9
------------------------------------------------------------------------------------------------------------------------------------
30,001 - 32,500    730  22,803,754   6.22   31,238   22,862   217,799  298   2    295   10.28   89.3    2.1  62.1  84.1   27.6  36.6
------------------------------------------------------------------------------------------------------------------------------------
32,501 - 35,000    671  22,654,464   6.18   33,762   22,701   209,411  311   2    308   10.07   88.8    3.0  61.9  86.3   35.3  37.3
------------------------------------------------------------------------------------------------------------------------------------
35,001 - 37,500    555  20,071,020   5.47   36,164   20,119   183,509  310   2    307    9.89   88.9    6.1  64.0  85.6   50.6  36.2
------------------------------------------------------------------------------------------------------------------------------------
37,501 - 40,000    441  17,072,537   4.66   38,713   17,106   152,650  319   2    317    9.69   88.8    6.4  63.5  85.2   70.4  33.2
------------------------------------------------------------------------------------------------------------------------------------
40,001 - 45,000    761  32,256,110   8.80   42,386   32,327   277,924  326   2    324    9.37   88.5   10.9  72.2  89.8   83.8  31.7
------------------------------------------------------------------------------------------------------------------------------------
45,001 - 50,000    609  28,936,898   7.89   47,515   28,999   240,703  333   2    331    9.02   88.2   14.9  80.1  93.6   91.5  34.3
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 55,000    507  26,608,676   7.26   52,483   26,665   217,501  338   2    335    8.89   88.3   22.7  80.1  92.9   95.7  38.3
------------------------------------------------------------------------------------------------------------------------------------
55,001 - 60,000    358  20,521,864   5.60   57,324   20,568   163,874  342   2    339    8.65   89.0   30.2  84.4  95.6   95.6  45.4
------------------------------------------------------------------------------------------------------------------------------------
60,001 - 80,000    651  44,114,881  12.03   67,765   44,242   341,261  349   3    345    8.37   88.0   58.6  91.5  95.4   96.8  41.7
------------------------------------------------------------------------------------------------------------------------------------
80,001 - 100,000   174  15,320,846   4.18   88,051   15,364   112,665  356   3    352    7.93   88.6   93.8  97.6  95.5   98.3  38.4
------------------------------------------------------------------------------------------------------------------------------------
100,000 or more     52   5,811,799   1.58  111,765    5,829    42,488  360   3    356    7.91   88.0  100.0 100.0 100.0   98.2  40.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:          10,937 366,686,127 100.00   33,527  367,896 3,415,617  297   2    294    9.73   88.4   19.3  70.2  80.1   58.6  36.1
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 438.86
Maximum: 145,466.56
Average: 33,527.12

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  WTD
                                    PERCENT                            WTD        AVG          WTD
ORIGINAL        NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD AMORT   WTD   AVG     %      %          %      %
LOAN TO VALUE     OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG  REM    AVG   ORIG   LAND   NON    %  MULTI   5%
RATIO (%)       LOANS     BALANCE   BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE TERM   RATE   LTV    HOME  PARK   NEW  WIDE  DOWN
-----------------------------------------------------------------------------------------------------------------------------------
87.50 and less    2,823  93,511,120  25.50   33,125   93,920   852,611  290   2   286   9.13   79.5   29.2  74.4  79.7  67.2    0.0
-----------------------------------------------------------------------------------------------------------------------------------
87.51 - 90.49     4,395 140,648,626  38.36   32,002  141,077 1,335,073  293   2   290   9.93   89.7   12.3  66.1  78.6  54.2    0.0
-----------------------------------------------------------------------------------------------------------------------------------
90.50 - 91.49       964  43,804,645  11.95   45,441   43,907   332,661  333   2   331   7.97   90.7   22.5  83.8  96.9  73.8  100.0
-----------------------------------------------------------------------------------------------------------------------------------
91.50 - 92.49        70   2,485,809   0.68   35,512    2,493    23,817  310   2   307  10.41   92.0   34.5  75.5  81.0  59.3  100.0
-----------------------------------------------------------------------------------------------------------------------------------
92.50 - 93.49       117   4,329,561   1.18   37,005    4,350    42,063  306   4   300  10.57   93.0   42.5  73.2  76.3  61.9  100.0
-----------------------------------------------------------------------------------------------------------------------------------
93.50 - 94.49       272   8,937,845   2.44   32,860    8,967    89,425  295   3   291  10.83   94.1   25.8  70.9  72.7  53.5  100.0
-----------------------------------------------------------------------------------------------------------------------------------
94.50 and over    2,296  72,968,521  19.90   31,781   73,183   739,967  291   2   288  10.95   95.0   15.4  64.0  74.5  47.1  100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           10,937 366,686,127 100.00   33,527  367,896 3,415,617  297   2   294   9.73   88.4   19.3  70.2  80.1  58.6   36.1
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 13.030
Maximum: 95.460
Weighted Average by Current Balance: 88.4

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                PERCENT                            WTD          AVG           WTD
            NUMBER    TOTAL       OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD   AMORT   WTD    AVG     %      %          %      %
ORIGINAL     OF      CURRENT    CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM    AVG    ORIG   LAND   NON    %  MULTI   5%
TERM        LOANS    BALANCE    BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE   TERM   RATE    LTV    HOME  PARK   NEW  WIDE  DOWN
-----------------------------------------------------------------------------------------------------------------------------------
1 - 120       1,154  15,649,493   4.27   13,561  15,866  248,780  105     2    103   11.29   84.0    0.8  55.7  34.2   17.8    16.9
-----------------------------------------------------------------------------------------------------------------------------------
121 - 144       247   3,757,206   1.02   15,211   3,787   48,541  144     2    142   11.44   85.3    0.9  50.5  32.0   19.3    25.4
-----------------------------------------------------------------------------------------------------------------------------------
145 - 180     1,731  35,964,281   9.81   20,777  36,169  413,433  180     2    178   11.07   87.5    2.4  53.9  47.7   27.9    30.8
-----------------------------------------------------------------------------------------------------------------------------------
181 - 240     2,705  79,032,747  21.55   29,217  79,285  798,113  240     2    237   10.59   88.7    6.7  59.3  58.2   39.1    35.3
-----------------------------------------------------------------------------------------------------------------------------------
241 - 300     1,078  39,800,176  10.85   36,920  39,882  359,029  299     2    297    9.84   89.2   15.3  72.9  81.7   54.3    39.2
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360     3,944 189,321,141  51.63   48,002 189,742 1,519,787 360     2    357    8.92   88.7   30.8  78.9  99.4   77.7    38.4
-----------------------------------------------------------------------------------------------------------------------------------
361 >=           78   3,161,082   0.86   40,527   3,166   27,934  362     4    357   10.04   90.8    1.8  65.4 100.0   51.5    52.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:       10,937 366,686,127 100.00   33,527 367,896 3,415,617 297     2    294    9.73   88.4   19.3  70.2  80.1   58.6    36.1
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 24
Maximum: 362
Weighted Average: 296.7

----------------------------------------------------------------------------------------------------------------------------------
                                                                             WTD
                              PERCENT                            WTD         AVG            WTD
           NUMBER     TOTAL     OF    AVERAGE  ORIGINAL  TOTAL   AVG    WTD  AMORT   WTD    AVG     %      %           %       %
             OF      CURRENT  CURRENT CURRENT  BALANCE  MONTHLY  ORIG   AVG  REM     AVG    ORIG   LAND   NON    %    MULTI    5%
SEASONING  LOANS     BALANCE  BALANCE BALANCE  (($000)) PAYMENT  TERM   AGE  TERM    RATE   LTV    HOME  PARK   NEW   WIDE   DOWN
----------------------------------------------------------------------------------------------------------------------------------
0           1,031  32,845,710   8.96   31,858   32,853   311,202  288    0    288    9.87   88.7    6.7  70.3  75.7   54.9    34.9
----------------------------------------------------------------------------------------------------------------------------------
1 -6        9,657 321,636,423  87.71   33,306  322,702 3,002,942  296    2    293    9.75   88.4   18.5  69.3  80.1   57.9    35.6
----------------------------------------------------------------------------------------------------------------------------------
7 - 12        180   9,160,083   2.50   50,889    9,250    75,052  334    9    323    8.71   89.5   78.5  93.7  93.1   86.3    55.0
----------------------------------------------------------------------------------------------------------------------------------
13 - 18        69   3,043,911   0.83   44,115    3,092    26,421  326   14    309    9.19   90.4   66.1  88.6  91.4   86.4    50.9
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:     10,937 366,686,127 100.00   33,527  367,896 3,415,617  297    2    294    9.73   88.4   19.3  70.2  80.1   58.6    36.1
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 0
Maximum: 16
Weighted Average: 2.1

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  WTD
AMORTIZED                       PERCENT                              WTD          AVG        WTD
REMAINING   NUMBER     TOTAL      OF      AVERAGE  ORIGINAL  TOTAL   AVG    WTD  AMORT  WTD  AVG     %    %            %       %
TERM TO       OF      CURRENT   CURRENT   CURRENT  BALANCE  MONTHLY  ORIG   AVG   REM   AVG  ORIG  LAND  NON    %    MULTI    5%
MATURITY    LOANS     BALANCE   BALANCE   BALANCE  (($000)) PAYMENT  TERM   AGE  TERM  RATE  LTV   HOME  PARK  NEW   WIDE    DOWN
-----------------------------------------------------------------------------------------------------------------------------------
1 - 24           4       9,536     0.00     2,384       60      765  149    2     19   10.58  83.7  0.0  95.4  39.4   34.8    34.8
-----------------------------------------------------------------------------------------------------------------------------------
25 - 48         40     241,602     0.07     6,040      253    7,136   45    2     43   11.97  76.4  0.0  61.9  10.0    4.1     8.3
-----------------------------------------------------------------------------------------------------------------------------------
49 - 72        172   1,713,377     0.47     9,961    1,763   37,536   63    2     60   11.37  80.1  0.0  52.8  23.9   23.8     9.4
-----------------------------------------------------------------------------------------------------------------------------------
73 - 96        287   3,516,177     0.96    12,251    3,594   60,256   89    2     85   11.10  84.4  0.7  63.3  37.1    9.5    18.6
-----------------------------------------------------------------------------------------------------------------------------------
97 - 120       658  10,226,688     2.79    15,542   10,334  144,449  120    2    118   11.32  84.7  1.0  53.1  35.6   20.1    17.7
-----------------------------------------------------------------------------------------------------------------------------------
121 - 144      247   3,768,312     1.03    15,256    3,796   48,661  144    2    142   11.45  85.4  0.9  50.8  31.9   19.6    25.8
-----------------------------------------------------------------------------------------------------------------------------------
145 - 168       25     424,601     0.12    16,984      442    5,267  180    5    162   11.82  87.4  0.0  42.7  24.8   15.8    35.3
-----------------------------------------------------------------------------------------------------------------------------------
169 - 192    1,711  35,673,913     9.73    20,850   35,838  409,511  180    2    178   11.07  87.6  2.5  54.1  47.9   28.0    30.9
-----------------------------------------------------------------------------------------------------------------------------------
193 - 216       26     757,397     0.21    29,131      776    7,807  222    2    207   10.20  87.0  8.7  67.7  55.2   48.1    32.8
-----------------------------------------------------------------------------------------------------------------------------------
217 - 240    2,693  78,744,540    21.47    29,240   78,974  794,830  240    2    238   10.59  88.7  6.6  59.1  58.4   38.9    35.2
-----------------------------------------------------------------------------------------------------------------------------------
241 - 264        1      34,734     0.01    34,734       36      351  300    1    262   11.00  90.0  0.0 100.0 100.0    0.0     0.0
-----------------------------------------------------------------------------------------------------------------------------------
265 - 288       21     839,563     0.23    39,979      856    7,404  304    7    284    9.40  91.0 41.2  87.8  86.1   54.8    53.9
-----------------------------------------------------------------------------------------------------------------------------------
289 - 312    1,052  39,109,014    10.67    37,176   39,196  351,935  301    2    298    9.83  89.2 15.5  72.8  82.1   54.9    38.8
-----------------------------------------------------------------------------------------------------------------------------------
313 - 336       27   1,300,019     0.35    48,149    1,327   10,461  360    6    330    8.75  86.9 48.9  72.3 100.0   74.1    20.7
-----------------------------------------------------------------------------------------------------------------------------------
337 - 360    3,973 190,326,656    51.90    47,905  190,652 1,529,247 360    2    357    8.94  88.8 30.1  78.8  99.5   77.3    38.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      10,937 366,686,127   100.00    33,527  367,896 3,415,617 297    2    294    9.73  88.4 19.3  70.2  80.1   58.6    36.1
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 2
Maximum: 360
Weighted Average: 293.8

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              WTD
                               PERCENT                            WTD         AVG          WTD
             NUMBER   TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD  AMORT   WTD   AVG     %      %           %       %
YEAR OF        OF    CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG   ORIG   LAND   NON    %   MULTI    5%
ORIGINATION  LOANS   BALANCE   BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE  TERM   RATE   LTV    HOME  PARK   NEW   WIDE   DOWN
----------------------------------------------------------------------------------------------------------------------------------
1997          436  21,110,761   5.76   48,419   21,292   173,873  334   8    324   8.81   87.3   73.0  90.4  92.7   81.0    40.2
---------------------------------------------------------------------------------------------------------------------------------
1998       10,501 345,575,366  94.24   32,909  346,605  3,241,744 294   2    292   9.78   88.5   16.0  68.9  79.3   57.2    35.9
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:     10,937 366,686,127 100.00   33,527  367,896  3,415,617 297   2    294   9.73   88.4   19.3  70.2  80.1   58.6    36.1
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 1997-01-02
Maximum: 1998-04-30
Weighted Average: 1998-03-09

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

----------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
                               PERCENT                            WTD          AVG           WTD
           NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL   AVG   WTD   AMORT  WTD   AVG     %       %           %       %
YEAR OF      OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM   AVG   ORIG   LAND    NON    %   MULTI    5%
MATURITY   LOANS     BALANCE   BALANCE BALANCE  (($000)) PAYMENT  TERM  AGE   TERM  RATE   LTV    HOME   PARK   NEW   WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
2000            5      17,216   0.00    3,443       18      726   29     2    27   11.55   82.2    0.0  100.0    0.0   28.0     0.0
-----------------------------------------------------------------------------------------------------------------------------------
2001           12      61,761   0.02    5,147       64    2,134   36     2    35   12.30   77.1    0.0   63.5    0.0    0.0     6.1
-----------------------------------------------------------------------------------------------------------------------------------
2002           25     172,985   0.05    6,919      179    4,657   49     2    47   11.94   76.3    0.0   62.1   14.0    2.9    14.3
-----------------------------------------------------------------------------------------------------------------------------------
2003          133   1,369,669   0.37   10,298    1,402   30,634   60     2    58   11.25   79.7    0.0   54.7   25.9   27.7     8.4
-----------------------------------------------------------------------------------------------------------------------------------
2004           40     334,874   0.09    8,372      344    6,684   73     3    70   12.16   80.9    0.0   47.5    7.8    7.2    13.5
-----------------------------------------------------------------------------------------------------------------------------------
2005          216   2,726,347   0.74   12,622    2,775   47,211   84     2    82   10.78   84.6    0.0   66.3   46.6    8.5    17.5
-----------------------------------------------------------------------------------------------------------------------------------
2006           70     779,964   0.21   11,142      789   12,907   96     2    94   12.21   84.8    3.0   56.2    5.7   10.3    25.0
-----------------------------------------------------------------------------------------------------------------------------------
2007           19     227,391   0.06   11,968      236    3,470  115     7   107   11.95   79.9   17.7   52.3    6.3   13.8     8.9
-----------------------------------------------------------------------------------------------------------------------------------
2008          634   9,959,287   2.72   15,709   10,058  140,357  120     2   118   11.30   84.8    0.7   52.9   36.4   20.3    17.7
-----------------------------------------------------------------------------------------------------------------------------------
2009           12     156,185   0.04   13,015      160    2,135  142     6   135   12.22   87.8    0.0   52.0   12.5   19.0    19.4
-----------------------------------------------------------------------------------------------------------------------------------
2010          237   3,636,178   0.99   15,343    3,662   46,867  144     2   142   11.41   85.3    0.9   50.9   32.6   19.6    25.9
-----------------------------------------------------------------------------------------------------------------------------------
2011            1      11,758   0.00   11,758       12      148  160     1   159   12.00   89.3    0.0    0.0    0.0    0.0     0.0
-----------------------------------------------------------------------------------------------------------------------------------
2012           25     537,163   0.15   21,487      549    6,177  180     8   171   10.76   82.4   32.6   68.3   44.3   39.3    32.3
-----------------------------------------------------------------------------------------------------------------------------------
2013        1,711  35,512,295   9.68   20,755   35,706  408,360  180     2   178   11.08   87.6    1.9   53.7   47.7   27.6    30.9
-----------------------------------------------------------------------------------------------------------------------------------
2014            3      83,376   0.02   27,792       84      910  200     2   198   10.90   91.3    0.0   71.3   71.3   42.4    28.8
-----------------------------------------------------------------------------------------------------------------------------------
2015            1      40,150   0.01   40,150       40      352  204     3   201    7.50   81.2    0.0  100.0  100.0  100.0     0.0
-----------------------------------------------------------------------------------------------------------------------------------
2016           13     362,904   0.10   27,916      364    3,763  216     1   215   10.50   90.6    0.0   87.0   51.9   34.0    56.0
-----------------------------------------------------------------------------------------------------------------------------------
2017           63   2,141,257   0.58   33,988    2,170   21,286  240     9   230   10.20   87.3   49.9   76.7   64.8   56.9    37.6
-----------------------------------------------------------------------------------------------------------------------------------
2018        2,641  76,922,113  20.98   29,126   77,146  776,866  240     2   238   10.60   88.7    5.5   58.6   58.2   38.5    35.1
-----------------------------------------------------------------------------------------------------------------------------------
2022           32   1,387,082   0.38   43,346    1,399   11,833  300     9   291    9.08   85.1   81.3   95.9   86.1   69.5    46.0
-----------------------------------------------------------------------------------------------------------------------------------
2023        1,030  38,007,701  10.37   36,901   38,075  342,805  300     2   298    9.86   89.4   13.1   72.1   81.8   53.9    39.1
-----------------------------------------------------------------------------------------------------------------------------------
2027          244  14,575,886   3.98   59,737   14,683  110,948  360     9   349    8.29   87.5   86.3   96.1  100.0   92.3    40.2
-----------------------------------------------------------------------------------------------------------------------------------
2028        3,770 177,662,585  48.45   47,125  177,981 1,434,387 360     2   357    8.99   88.9   25.7   77.3   99.4   76.1    38.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:     10,937 366,686,127 100.00   33,527  367,896 3,415,617 297     2   294    9.73   88.4   19.3   70.2   80.1   58.6    36.1
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 2000-04-21
Maximum: 2028-05-23
Weighted Average: 2022-11-29

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                 PERCENT                             WTD        AVG          WTD
GEOGRAPHIC     NUMBER    TOTAL     OF     AVERAGE  ORIGINAL  TOTAL   AVG   WTD AMORT   WTD   AVG    %       %           %       %
DISTRIBUTION     OF     CURRENT  CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG  REM    AVG   ORIG  LAND   NON    %     MULTI    5%
BY BALANCE     LOANS    BALANCE  BALANCE  BALANCE  (($000)) PAYMENT  TERM  AGE TERM   RATE   LTV   HOME   PARK  NEW    WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Alabama         1,168  42,716,596  11.65   36,572  42,850  364,836  309    2   307    8.91   89.6   18.1  82.2  89.0   62.2   52.5
-----------------------------------------------------------------------------------------------------------------------------------
Georgia           926  36,241,463   9.88   39,138  36,311  308,706  322    2   320    9.09   89.8   13.1  78.4  88.8   72.6   44.8
-----------------------------------------------------------------------------------------------------------------------------------
Texas             921  28,977,431   7.90   31,463  29,049  291,354  291    2   289   10.71   89.7    1.3  74.7  83.4   34.8   24.9
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina    732  24,330,451   6.64   33,238  24,400  224,521  300    2   297    9.60   88.5   21.7  80.2  85.6   57.1   28.2
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky          651  19,355,888   5.28   29,733  19,410  182,936  283    2   281    9.69   89.1   14.9  83.9  85.1   50.2   44.5
-----------------------------------------------------------------------------------------------------------------------------------
Florida           457  17,536,375   4.78   38,373  17,593  151,485  316    2   313    9.14   89.0   30.7  73.6  75.6   82.9   38.5
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee         477  15,000,240   4.09   31,447  15,076  141,820  283    2   279    9.54   88.9   19.4  80.2  90.3   58.1   43.2
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi       504  14,734,416   4.02   29,235  14,807  147,637  257    2   253   10.12   90.5    1.8  92.6  92.7   43.6   44.5
-----------------------------------------------------------------------------------------------------------------------------------
Arizona           364  13,042,488   3.56   35,831  13,096  124,869  304    2   300   10.21   86.3   33.7  59.1  65.4   65.8   32.7
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia     359  11,102,162   3.03   30,925  11,132  102,084  285    2   283    9.35   87.3   15.1  78.2  87.8   56.6   31.9
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

(CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                  PERCENT                              WTD      AVG           WTD
GEOGRAPHIC      NUMBER   TOTAL      OF      AVERAGE ORIGINAL TOTAL     AVG WTD AMORT   WTD    AVG     %      %            %
DISTRIBUTION      OF    CURRENT   CURRENT   CURRENT BALANCE MONTHLY   ORIG AVG  REM    AVG    ORIG   LAND   NON    %    MULTI   5%
BY BALANCE      LOANS   BALANCE   BALANCE   BALANCE   $0    PAYMENT   TERM AGE  TERM   RATE   LTV    HOME   PARK  NEW   WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas          341   11,048,393   3.01   32,400   11,100   102,082  289   2  285    9.49  88.4     3.2  92.4   86.5  55.6    32.4
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina    321   10,633,653   2.90   33,127   10,657   104,532  291   2  289   10.46  89.2    10.7  80.3   77.5  62.6    21.1
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania      331   10,307,512   2.81   31,141   10,342   102,309  284   2  281   10.50  87.2    20.5  42.3   73.2  57.7    22.6
-----------------------------------------------------------------------------------------------------------------------------------
Virginia          285   10,092,199   2.75   35,411   10,135    91,560  298   3  294    9.30  86.9    46.0  79.2   85.8  67.7    31.4
-----------------------------------------------------------------------------------------------------------------------------------
Missouri          344    9,704,068   2.65   28,210    9,740    96,225  288   2  284   10.32  88.8     8.4  52.0   75.2  35.1    42.4
-----------------------------------------------------------------------------------------------------------------------------------
New York          201    7,753,118   2.11   38,573    7,779    69,957  303   3  300    9.60  86.2    48.4  68.9   72.9  63.1    12.9
-----------------------------------------------------------------------------------------------------------------------------------
Indiana           229    7,310,934   1.99   31,925    7,331    71,426  294   2  291   10.24  88.6    31.4  46.8   74.9  51.1    40.3
-----------------------------------------------------------------------------------------------------------------------------------
Ohio              242    6,315,572   1.72   26,097    6,359    65,463  272   2  269   10.65  88.5    19.3  46.1   73.2  38.0    35.2
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma          194    6,137,425   1.67   31,636    6,156    56,995  297   2  295    9.60  89.6     3.5  82.7   72.5  41.7    43.4
-----------------------------------------------------------------------------------------------------------------------------------
California        195    6,092,771   1.66   31,245    6,119    63,320  252   2  249   10.61  81.2    26.4  31.1   27.0  96.0    15.9
-----------------------------------------------------------------------------------------------------------------------------------
Colorado          182    5,901,926   1.61   32,428    5,925    58,831  295   2  292   10.61  88.0    14.5  22.9   64.5  43.1    25.1
-----------------------------------------------------------------------------------------------------------------------------------
Michigan          167    5,644,982   1.54   33,802    5,658    54,801  303   2  300   10.39  87.1    28.4  29.9   65.3  68.7    18.8
-----------------------------------------------------------------------------------------------------------------------------------
Illinois          168    5,478,392   1.49   32,609    5,492    50,259  300   2  297    9.46  86.3    19.5  58.1   80.9  63.4    29.6
-----------------------------------------------------------------------------------------------------------------------------------
Nevada             90    4,562,151   1.24   50,691    4,576    39,149  313   3  309    9.01  87.0    55.1  63.1   66.4  90.5    42.6
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico        118    3,985,958   1.09   33,779    4,002    37,899  285   2  281    9.77  85.6    29.1  70.3   71.0  56.5    25.4
-----------------------------------------------------------------------------------------------------------------------------------
Kansas            103    3,448,553   0.94   33,481    3,458    31,846  312   2  308    9.87  89.2    10.5  28.7   85.6  43.1    41.0
-----------------------------------------------------------------------------------------------------------------------------------
Maine              66    2,966,947   0.81   44,954    2,977    24,596  322   3  319    8.61  88.0    57.7  63.2   80.9  58.1    50.8
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin         101    2,537,237   0.69   25,121    2,549    28,075  260   2  256   11.27  88.8    12.2  26.0   56.6  23.8    29.2
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska           63    2,401,208   0.65   38,114    2,410    21,194  320   3  316    9.42  87.8    39.3  56.8   70.9  68.2    36.6
-----------------------------------------------------------------------------------------------------------------------------------
Washington         70    2,331,959   0.64   33,314    2,339    23,523  269   2  266   10.37  78.3    33.9  55.6   46.9  79.7    20.5
-----------------------------------------------------------------------------------------------------------------------------------
Oregon             69    2,130,389   0.58   30,875    2,143    22,730  258   2  254   11.06  85.2    18.4  28.2   28.9  78.3    39.4
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming            64    2,037,120   0.56   31,830    2,048    19,021  305   3  301    9.58  88.0    41.2  47.1   70.9  53.9    39.7
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota       57    1,920,088   0.52   33,686    1,928    18,228  305   2  302    9.98  88.1    17.6  50.6   64.2  55.9    39.7
-----------------------------------------------------------------------------------------------------------------------------------
Iowa               49    1,805,596   0.49   36,849    1,810    16,990  306   2  304   10.10  88.4    18.8  37.5   79.0  55.8    26.3
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota          71    1,707,797   0.47   24,053    1,717    18,862  250   2  246   11.09  86.2    13.8  22.7   46.6  33.8    10.8
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire      26    1,574,935   0.43   60,574    1,579    12,343  352   2  349    8.45  88.8    67.6  70.0   95.8  80.7    33.3
-----------------------------------------------------------------------------------------------------------------------------------
Maryland           48    1,503,804   0.41   31,329    1,509    14,749  293   3  289   10.17  86.3    35.8  37.6   73.1  59.3    21.1
-----------------------------------------------------------------------------------------------------------------------------------
Montana            50    1,443,145   0.39   28,863    1,448    14,042  287   2  285    9.97  84.5     5.3  39.2   59.1  49.8    33.2
-----------------------------------------------------------------------------------------------------------------------------------
Delaware           41    1,277,180   0.35   31,151    1,281    12,753  298   3  295   10.66  88.5    27.8  38.9   71.5  52.1    39.9
-----------------------------------------------------------------------------------------------------------------------------------
Idaho              36    1,270,756   0.35   35,299    1,275    11,735  313   3  310    9.92  87.3    30.9  69.9   71.7  80.7    41.3
-----------------------------------------------------------------------------------------------------------------------------------
Vermont            20      944,578   0.26   47,229      947     7,902  343   3  340    9.22  90.3    51.8  74.8   93.3  66.1    50.1
-----------------------------------------------------------------------------------------------------------------------------------
Utah               14      787,842   0.21   56,274      791     5,874  351   4  346    8.03  82.0    72.0  78.1   94.0  93.9    12.1
-----------------------------------------------------------------------------------------------------------------------------------
North Dakota       19      510,401   0.14   26,863      512     5,250  277   1  276   10.50  88.5     0.0   2.6   58.1  41.4    31.5
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey          3       80,029   0.02   26,676       80       848  269   2  267   11.29  86.3     0.0   0.0   35.8  49.5     0.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         10,937  366,686,127 100.00   33,527  367,896 3,415,617  297   2  294    9.73  88.4    19.3  70.2   80.1  58.6    36.1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

SELECTION CRITERIA: 1993 AND 1994 ORIGINATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                 PERCENT                              WTD        AVG            WTD
                NUMBER   TOTAL     OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT    WTD    AVG    %      %           %      %
                  OF    CURRENT  CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM     AVG   ORIG   LAND   NON    %   MULTI   5%
POOL            LOANS   BALANCE  BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM    RATE    LTV   HOME  PARK   NEW  WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Land and Home       38   1,699,312  0.53   44,719    1,804    17,268  278   46    229   10.34  88.9  100.0  21.1  74.7  71.8    6.0
-----------------------------------------------------------------------------------------------------------------------------------
Home Only       14,665 312,113,445 97.75   21,283  361,266 3,955,053  212   50    160   10.75  87.7    0.0  13.6  89.6  49.3   12.8
-----------------------------------------------------------------------------------------------------------------------------------
Land-in-Lieu       167   5,483,733  1.72   32,837    6,105    61,032  239   50    186   10.30  90.4  100.0  17.6  99.5  85.8   47.7
(high value)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          14,870 319,296,491 100.00  21,473  369,176 4,033,354  213   50    161   10.74  87.8    2.2  13.7  89.7  50.1   13.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
                               PERCENT                             WTD         AVG            WTD
            NUMBER    TOTAL      OF    AVERAGE  ORIGINAL  TOTAL    AVG  WTD   AMORT    WTD    AVG    %      %           %      %
PARK OR       OF     CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM     AVG   ORIG   LAND   NON    %   MULTI   5%
NON-PARK     LOANS   BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM    RATE    LTV   HOME  PARK   NEW  WIDE   DOWN
----------------------------------------------------------------------------------------------------------------------------------
Unknown     11,799 249,469,862  78.13   21,143  291,988 3,143,712  211   52     157   10.44  87.3    2.3   0.0  90.1  52.3     5.6
----------------------------------------------------------------------------------------------------------------------------------
Non-Park     1,857  43,873,849  13.74   23,626   48,522   554,531  222   42     177   11.68  89.5    3.0 100.0  92.3  49.3    39.4
----------------------------------------------------------------------------------------------------------------------------------
Park         1,214  25,952,780   8.13   21,378   28,666   335,111  216   42     172   12.02  89.9    0.2   0.0  81.5  29.6    43.7
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      14,870 319,296,491 100.00   21,473  369,176 4,033,354  213   50     161   10.74  87.8    2.2  13.7  89.7  50.1    13.4
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                              WTD
                              PERCENT                              WTD        AVG            WTD
            NUMBER   TOTAL      OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT    WTD    AVG    %      %           %      %
              OF    CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM     AVG   ORIG   LAND   NON   %    MULTI   5%
NEW OR USED  LOANS  BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM    RATE    LTV   HOME  PARK  NEW   WIDE   DOWN
---------------------------------------------------------------------------------------------------------------------------------
New         12,329 286,395,860   89.70   23,229  327,173 3,498,035  217  50    165   10.65  87.8    2.3  14.1 100.0  50.3    13.7
---------------------------------------------------------------------------------------------------------------------------------
Used         2,541  32,900,631   10.30   12,948   42,003   535,319  178  50    126   11.54  87.3    1.4  10.3   0.0  48.0    10.1
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:      14,870 319,296,491  100.00   21,473  369,176 4,033,354  213  50    161   10.74  87.8    2.2  13.7  89.7  50.1    13.4
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
                             PERCENT                               WTD         AVG            WTD
            NUMBER   TOTAL      OF    AVERAGE   ORIGINAL  TOTAL    AVG  WTD   AMORT    WTD    AVG    %      %           %      %
             OF     CURRENT   CURRENT CURRENT   BALANCE  MONTHLY  ORIG  AVG    REM     AVG   ORIG   LAND   NON    %   MULTI   5%
UNITS       LOANS   BALANCE   BALANCE BALANCE    ($000)  PAYMENT  TERM  AGE   TERM    RATE    LTV   HOME  PARK   NEW  WIDE   DOWN
----------------------------------------------------------------------------------------------------------------------------------
Single Wide  9,399 159,426,748   49.93   16,962  189,303 2,193,120  196   49   145    11.11  88.6    0.8  13.9  89.3   0.0    18.4
----------------------------------------------------------------------------------------------------------------------------------
Double Wide  5,407 157,340,864   49.28   29,099  177,060 1,812,219  229   51   176    10.37  87.0    3.7  13.6  90.2 100.0     8.4
----------------------------------------------------------------------------------------------------------------------------------
Triple Wide     64   2,528,879    0.79   39,514    2,813    28,015  236   50   183    10.19  82.8    2.7   9.6  85.7 100.0     6.5
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      14,870 319,296,491  100.00   21,473  369,176 4,033,354  213   50   161    10.74  87.8    2.2  13.7  89.7  50.1    13.4
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                   PERCENT                              WTD        AVG          WTD
                NUMBER    TOTAL       OF    AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT   WTD   AVG   %      %           %      %
COUPON RATES     OF      CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG  ORIG  LAND   NON   %   MULTI   5%
(%)             LOANS    BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM   RATE   LTV  HOME  PARK  NEW  WIDE   DOWN
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 8.000        68   2,254,571   0.71   33,155   2,583   21,512   235   52    180   7.70  85.7   4.4   0.0 100.0  89.4    3.6
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000       234   5,291,620   1.66   22,614   6,691   70,198   215   53    161   8.69  85.7   4.0   0.7  98.8  71.8    4.1
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.250       286   7,573,582   2.37   26,481   8,938   88,031   223   52    166   9.25  80.5   3.4   5.8  99.0  94.7    2.3
----------------------------------------------------------------------------------------------------------------------------------
9.251 - 9.500     1,093  30,330,528   9.50   27,750  34,855  339,696   227   53    171   9.50  86.3   4.0   3.6  99.3  87.5    5.1
----------------------------------------------------------------------------------------------------------------------------------
9.501 - 9.750     1,538  36,006,517  11.28   23,411  41,735  421,815   216   53    162   9.75  88.0   1.4   1.7  98.4  56.5    2.3
----------------------------------------------------------------------------------------------------------------------------------
9.751 - 10.000    1,387  28,739,819   9.00   20,721  34,260  366,602   209   53    154  10.00  87.5   2.7   3.8  93.3  46.9    3.9
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.250     434   9,168,403   2.87   21,125  10,821  114,826   213   55    156  10.25  87.2   6.7   2.9  92.5  60.6    3.7
----------------------------------------------------------------------------------------------------------------------------------
10.251 - 10.500   2,440  48,628,820  15.23   19,930  57,966  629,981   206   56    148  10.50  87.4   2.3   1.0  91.6  48.6    0.8
----------------------------------------------------------------------------------------------------------------------------------
10.501 - 10.750     690  14,059,837   4.40   20,377  16,422  181,331   211   51    158  10.75  86.8   3.6   3.3  78.9  55.7    1.0
----------------------------------------------------------------------------------------------------------------------------------
10.751 - 11.000     819  16,726,503   5.24   20,423  19,576  220,597   211   49    160  11.00  84.7   2.6  11.5  77.6  66.0    1.5
----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.250     883  22,255,743   6.97   25,205  24,896  274,317   220   47    171  11.25  88.2   3.2  24.9  94.8  70.4    1.3
----------------------------------------------------------------------------------------------------------------------------------
11.251 - 11.500     875  17,509,511   5.48   20,011  20,005  228,521   209   48    159  11.50  85.1   1.0  22.8  94.1  31.8    4.1
----------------------------------------------------------------------------------------------------------------------------------
11.501 - 11.750   1,182  25,878,859   8.10   21,894  28,631  326,326   217   44    171  11.75  89.2   1.4  31.7  93.4  26.4   13.4
----------------------------------------------------------------------------------------------------------------------------------
11.751 - 12.000   1,212  26,135,320   8.19   21,564  28,819  333,400   215   44    169  12.00  92.5   0.3  34.3  89.2  22.0   73.0
----------------------------------------------------------------------------------------------------------------------------------
12.001 - 13.000   1,591  26,858,233   8.41   16,881  30,759  385,479   199   43    154  12.46  90.9   0.3  38.4  61.8  16.9   48.9
----------------------------------------------------------------------------------------------------------------------------------
13.001 - 15.000     138   1,878,625   0.59   13,613   2,218   30,722   175   43    130  13.43  90.1   0.0  25.6  17.2   5.4   47.2
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           14,870 319,296,491 100.00   21,473 369,176 4,033,354  213   50    161  10.74  87.8   2.2  13.7  89.7  50.1   13.4
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 7.2500
Maximum: 15.0000
Weighted Average: 10.7396


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    WTD
ORIGINAL                            PERCENT                             WTD         AVG          WTD
LOAN            NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL    AVG  WTD   AMORT   WTD   AVG    %      %          %     %
PRINCIPAL         OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM    AVG   ORIG  LAND   NON   %   MULTI   5%
BALANCE ($)      LOANS    BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM   RATE   LTV   HOME  PARK  NEW  WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
1 - 10,000           350   1,324,954   0.41    3,786    3,057    55,924   85   49   36   11.68  79.8    0.0  12.9  14.0   3.7   4.8
-----------------------------------------------------------------------------------------------------------------------------------
10,001 - 15,000    1,757  16,274,797   5.10    9,263   22,692   305,769  144   51   92   11.27  85.2    0.1  11.0  45.1   7.1   9.4
-----------------------------------------------------------------------------------------------------------------------------------
15,001 - 20,000    3,019  43,361,417  13.58   14,363   53,067   630,213  173   51  121   11.04  87.1    0.3  12.2  79.7  11.2  12.9
-----------------------------------------------------------------------------------------------------------------------------------
20,001 - 22,500    1,766  31,998,640  10.02   18,119   37,549   420,261  199   50  146   10.91  87.7    0.3  11.9  90.6  16.2  13.3
-----------------------------------------------------------------------------------------------------------------------------------
22,501 - 25,000    1,809  37,366,236  11.70   20,656   42,913   472,279  207   50  156   10.94  88.1    0.8  12.2  92.9  21.9  15.3
-----------------------------------------------------------------------------------------------------------------------------------
25,001 - 27,500    1,368  31,919,512  10.00   23,333   35,866   383,099  222   50  169   10.91  88.4    0.8  12.8  92.8  36.2  16.3
-----------------------------------------------------------------------------------------------------------------------------------
27,501 - 30,000    1,056  27,168,472   8.51   25,728   30,321   319,557  226   49  174   10.84  88.3    1.6  15.7  93.5  50.8  18.6
-----------------------------------------------------------------------------------------------------------------------------------
30,001 - 32,500      830  23,270,697   7.29   28,037   25,926   267,541  230   50  178   10.64  87.9    0.9  13.7  94.6  65.5  12.2
-----------------------------------------------------------------------------------------------------------------------------------
32,501 - 35,000      695  21,056,655   6.59   30,297   23,447   239,208  232   50  179   10.50  88.1    2.9  14.0  95.7  81.5  12.8
-----------------------------------------------------------------------------------------------------------------------------------
35,001 - 37,500      520  16,977,884   5.32   32,650   18,819   190,276  233   50  181   10.41  87.9    2.9  14.9  96.1  90.0   8.6
-----------------------------------------------------------------------------------------------------------------------------------
37,501 - 40,000      469  16,409,073   5.14   34,987   18,167   181,874  237   50  184   10.35  87.6    3.8  14.1  96.9  95.7  10.1
-----------------------------------------------------------------------------------------------------------------------------------
40,001 - 45,000      620  23,813,010   7.46   38,408   26,272   260,872  238   50  186   10.29  88.3    4.1  14.4  97.7  99.2  11.1
-----------------------------------------------------------------------------------------------------------------------------------
45,001 - 50,000      380  16,372,207   5.13   43,085   18,048   178,143  239   50  187   10.22  88.2    7.3  15.6  99.2  99.5  10.5
-----------------------------------------------------------------------------------------------------------------------------------
50,001 - 55,000      131   6,304,293   1.97   48,124    6,855    67,848  247   47  197   10.35  89.3   12.5  25.1  98.4  98.5  17.4
-----------------------------------------------------------------------------------------------------------------------------------
55,001 - 60,000       55   2,901,958   0.91   52,763    3,159    31,415  244   47  195   10.40  89.0   11.2  25.5 100.0 100.0  17.1
-----------------------------------------------------------------------------------------------------------------------------------
60,001 - 80,000       41   2,456,741   0.77   59,921    2,672    25,636  257   49  205   10.10  88.6   22.7  22.2  97.7 100.0  24.6
-----------------------------------------------------------------------------------------------------------------------------------
80,001 - 100,000       4     319,943   0.10   79,986      346     3,439  257   48  208   10.43  88.3   49.6  26.0  76.6  76.6   0.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            14,870 319,296,491 100.00   21,473  369,176 4,033,354  213   50  161   10.74  87.8    2.2  13.7  89.7  50.1  13.4
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 5,359
Maximum: 88,000
Average: 24,827
--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  WTD
CURRENT                            PERCENT                              WTD       AVG           WTD
LOAN            NUMBER    TOTAL      OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD AMORT   WTD    AVG    %      %           %      %
PRINCIPAL         OF     CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG  REM    AVG   ORIG   LAND   NON    %   MULTI   5%
BALANCE ($)     LOANS    BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE TERM   RATE    LTV   HOME  PARK   NEW  WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10,000     1,558  10,514,620   3.29    6,749   18,862  290,201   111   51    56   11.05  83.4    0.2  10.0  38.6   9.1   5.1
-----------------------------------------------------------------------------------------------------------------------------------
10,001 - 15,000   2,462  31,691,148   9.93   12,872   39,871  482,988   165   51   112   10.99  86.3    0.5   9.6  70.2  10.7   8.6
-----------------------------------------------------------------------------------------------------------------------------------
15,001 - 20,000   3,240  56,744,766  17.77   17,514   67,060  758,380   186   51   133   10.91  87.6    0.3  10.7  89.0  16.5  12.7
-----------------------------------------------------------------------------------------------------------------------------------
20,001 - 22,500   1,578  33,447,538  10.48   21,196   37,888  410,320   212   50   160   10.95  88.0    0.6  13.7  92.6  24.7  15.7
-----------------------------------------------------------------------------------------------------------------------------------
22,501 - 25,000   1,387  32,868,652  10.29   23,698   36,573  386,489   224   50   172   10.90  88.1    1.1  12.5  91.9  39.3  15.8
-----------------------------------------------------------------------------------------------------------------------------------
25,001 - 27,500   1,052  27,561,219   8.63   26,199   30,396  316,940   230   49   179   10.86  88.8    1.4  15.2  94.4  50.4  19.3
-----------------------------------------------------------------------------------------------------------------------------------
27,501 - 30,000     867  24,853,586   7.78   28,666   27,404  281,702   232   50   180   10.68  88.2    1.2  14.2  95.3  65.2  14.1
-----------------------------------------------------------------------------------------------------------------------------------
30,001 - 32,500     710  22,156,359   6.94   31,206   24,357  246,059   236   50   184   10.52  88.1    2.6  14.3  95.8  81.2  13.2
-----------------------------------------------------------------------------------------------------------------------------------
32,501 - 35,000     521  17,577,670   5.51   33,738   19,292  192,789   237   50   186   10.39  87.9    3.5  15.9  96.7  90.5  10.0
-----------------------------------------------------------------------------------------------------------------------------------
35,001 - 37,500     442  16,003,107   5.01   36,206   17,532  174,242   239   50   187   10.35  88.0    4.1  15.2  96.4  96.6  10.7
-----------------------------------------------------------------------------------------------------------------------------------
37,501 - 40,000     313  12,118,063   3.80   38,716   13,285  131,727   240   50   187   10.34  88.1    3.5  15.4  97.8  99.4  10.5
-----------------------------------------------------------------------------------------------------------------------------------
40,001 - 45,000     437  18,426,766   5.77   42,167   20,103  198,332   242   49   191   10.31  88.8    6.0  17.3  98.2  99.6  13.5
-----------------------------------------------------------------------------------------------------------------------------------
45,001 - 50,000     180   8,443,840   2.64   46,910    9,163   90,797   245   48   195   10.43  88.4   10.6  23.5  99.4  98.4  12.9
-----------------------------------------------------------------------------------------------------------------------------------
50,001 - 55,000      72   3,753,248   1.18   52,128    4,022   39,992   254   46   207   10.60  89.5   13.9  29.1  98.6 100.0  20.9
-----------------------------------------------------------------------------------------------------------------------------------
55,001 - 60,000      28   1,603,947   0.50   57,284    1,722   16,580   262   46   213   10.22  90.3   21.6  32.5  96.5 100.0  36.2
-----------------------------------------------------------------------------------------------------------------------------------
60,001 - 80,000      21   1,365,053   0.43   65,003    1,472   14,174   256   49   207   10.14  87.9   29.1  14.3  94.5  94.5  18.3
-----------------------------------------------------------------------------------------------------------------------------------
80,001 - 100,000      2     166,909   0.05   83,455      174    1,643   300   46   252   10.50  86.9   50.2  49.8 100.0 100.0   0.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL            14,870 319,296,491 100.00   21,473  369,176 4,033,354  213   50   161   10.74  87.8    2.2  13.7  89.7  50.1  13.4
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 565.78
Maximum: 83,785.37
Average: 21,472.53

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     WTD
                                     PERCENT                              WTD        AVG          WTD
ORIGINAL         NUMBER     TOTAL      OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT   WTD   AVG    %      %          %     %
LOAN TO VALUE      OF      CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG  ORIG   LAND   NON   %   MULTI  5%
RATIO (%)         LOANS    BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM   RATE   LTV   HOME  PARK  NEW  WIDE DOWN
----------------------------------------------------------------------------------------------------------------------------------
87.50 and less     4,231  83,632,603  26.19   19,767   99,524  1,099,265  207   51   154  10.49  79.8   1.5  11.3  88.7  57.5   0.0
-----------------------------------------------------------------------------------------------------------------------------------
87.51 - 90.49      8,817 193,004,227  60.45   21,890  223,012  2,403,540  213   51   160  10.59  89.8   1.7   8.9  89.6  51.0   0.0
-----------------------------------------------------------------------------------------------------------------------------------
90.50 - 91.49         49   1,245,359   0.39   25,415    1,386     14,966  223   46   175  11.02  90.9  10.7  26.6  93.2  41.6 100.0
-----------------------------------------------------------------------------------------------------------------------------------
91.50 - 92.49         76   1,758,060   0.55   23,132    1,924     21,643  226   44   180  11.66  92.1  13.9  35.7  91.4  39.8 100.0
-----------------------------------------------------------------------------------------------------------------------------------
92.50 - 93.49        114   2,690,596   0.84   23,602    2,960     33,382  222   44   176  11.63  93.0  16.2  36.7  91.7  35.7 100.0
-----------------------------------------------------------------------------------------------------------------------------------
93.50 - 94.49        200   4,838,079   1.52   24,190    5,281     59,720  229   44   184  11.81  94.1  16.0  37.9  92.9  44.3 100.0
-----------------------------------------------------------------------------------------------------------------------------------
94.50 and greater  1,383  32,127,566  10.06   23,230   35,088    400,837  223   43   177  11.96  94.9   3.5  42.0  92.2  28.2 100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            14,870 319,296,491 100.00   21,473  369,176  4,033,354  213   50   161  10.74  87.8   2.2  13.7  89.7  50.1  13.4
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 13.690
Maximum: 95.410
Weighted Average by Current Balance: 87.8

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                 PERCENT                             WTD         AVG          WTD
             NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL    AVG  WTD   AMORT   WTD   AVG   %      %           %      %
               OF      CURRENT   CURRENT CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM    AVG  ORIG  LAND   NON   %    MULTI   5%
ORIGINAL TERM LOANS    BALANCE   BALANCE BALANCE   ($000)  PAYMENT  TERM  AGE   TERM   RATE   LTV  HOME  PARK  NEW   WIDE   DOWN
--------------------------------------------------------------------------------------------------------------------------------
1 - 120      1,888  16,343,621   5.12    8,657   27,646   423,895  107    50      56   10.94  83.7  0.5  13.2  58.4  20.1    7.1
--------------------------------------------------------------------------------------------------------------------------------
121 - 144      684   8,661,018   2.71   12,662   11,321   142,096  144    51      91   11.04  86.6  0.7   9.3  55.2  19.8    8.2
--------------------------------------------------------------------------------------------------------------------------------
145 - 180    5,684 101,545,778  31.80   17,865  120,080 1,353,736  180    51     127   10.87  87.7  0.5  11.1  87.5  25.1   11.9
--------------------------------------------------------------------------------------------------------------------------------
181 - 240    6,424 184,901,068  57.91   28,783  201,964 2,034,788  240    50     187   10.64  88.1  2.6  13.6  95.0  65.9   13.2
--------------------------------------------------------------------------------------------------------------------------------
241 - 300      189   7,819,142   2.45   41,371    8,137    78,564  300    43     254   10.78  91.4 22.8  56.0  97.1  95.8   55.4
--------------------------------------------------------------------------------------------------------------------------------
301 - 360        1      25,865   0.01   25,865       27       275  302    42     259   11.75  95.0  0.0   0.0 100.0 100.0  100.0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:      14,870 319,296,491 100.00   21,473  369,176 4,033,354  213    50     161   10.74  87.8  2.2  13.7  89.7  50.1   13.4
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 48
Maximum: 302
Weighted Average: 212.9

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                WTD
                                PERCENT                              WTD        AVG            WTD
             NUMBER    TOTAL      OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT    WTD    AVG    %      %          %      %
               OF     CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM     AVG   ORIG   LAND   NON   %    MULTI   5%
SEASONING    LOANS    BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM    RATE    LTV   HOME  PARK  NEW   WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
37 - 42       1,626   38,573,211  12.08   23,723   42,247  487,579   224   41    180   11.95  90.1    2.1  60.6  88.5  45.4    47.0
-----------------------------------------------------------------------------------------------------------------------------------
43 - 48       4,802  104,322,876  32.67   21,725  117,598 1,340,296  214   46    166   11.43  88.2    2.8  19.6  88.6  41.4    21.9
-----------------------------------------------------------------------------------------------------------------------------------
49 - 54       3,993   88,082,028  27.59   22,059  103,107 1,071,906  213   51    159    9.90  86.8    2.3   0.0  92.1  60.2     1.3
-----------------------------------------------------------------------------------------------------------------------------------
55 - 60       3,602   73,168,907  22.92   20,313   87,525   924,527  209   57    149   10.13  87.3    1.7   0.0  89.3  52.8     0.6
-----------------------------------------------------------------------------------------------------------------------------------
61 - 66         847   15,149,468   4.74   17,886   18,700   209,047  201   62    137   10.75  87.2    1.4   0.0  88.2  49.9     0.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:       14,870  319,296,491 100.00   21,473  369,176 4,033,354  213   50    161   10.74  87.8    2.2  13.7  89.7  50.1    13.4
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 38
Maximum: 64
Weighted Average: 50.1


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
AMORTIZED                         PERCENT                              WTD         AVG         WTD
REMAINING       NUMBER   TOTAL      OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD   AMORT  WTD   AVG    %      %           %      %
TERM TO           OF    CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG    REM   AVG  ORIG   LAND   NON    %   MULTI   5%
MATURITY        LOANS   BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE   TERM  RATE   LTV   HOME  PARK   NEW  WIDE   DOWN
----------------------------------------------------------------------------------------------------------------------------------
1 -24             238     690,995   0.22    2,903    2,527    47,338    77   52   18   11.16  80.7    0.0  13.8  32.0  12.6    2.5
----------------------------------------------------------------------------------------------------------------------------------
25 - 48           713   5,168,423   1.62    7,249   10,303   167,887    89   49   37   10.42  81.8    0.4  15.6  63.9  19.3    3.8
----------------------------------------------------------------------------------------------------------------------------------
49 - 72           742   7,747,825   2.43   10,442   11,866   161,447   122   53   64   10.75  84.4    0.5   4.2  59.0  24.0    2.6
----------------------------------------------------------------------------------------------------------------------------------
73 - 96           813  10,437,326   3.27   12,838   14,036   179,504   141   51   84   11.06  85.9    1.0  10.4  60.1  26.3    9.3
----------------------------------------------------------------------------------------------------------------------------------
97 - 120        1,056  17,086,968   5.35   16,181   21,189   240,664   177   57  114   10.81  86.9    0.7   5.4  82.1  27.9    4.7
----------------------------------------------------------------------------------------------------------------------------------
121 - 144       4,806  87,602,865  27.44   18,228  102,255 1,154,857   181   50  130   10.92  87.9    0.5  13.0  87.5  24.4   13.9
----------------------------------------------------------------------------------------------------------------------------------
145 - 168         130   3,497,856   1.10   26,907    4,082    40,682   239   52  160   10.44  86.0    0.0   6.7  91.9  71.3    5.1
----------------------------------------------------------------------------------------------------------------------------------
169 - 192       4,158 121,112,225  37.93   29,128  133,052 1,298,909   240   53  185   10.17  87.6    2.8   1.8  95.4  72.8    3.8
----------------------------------------------------------------------------------------------------------------------------------
193 - 216       2,029  58,270,256  18.25   28,719   61,892   665,115   240   44  196   11.62  89.4    2.3  38.7  94.5  51.4   33.1
----------------------------------------------------------------------------------------------------------------------------------
217 - 240           5     156,773   0.05   31,355      166     1,630   297   43  233   10.96  91.1    0.0  19.5 100.0  81.3   81.3
----------------------------------------------------------------------------------------------------------------------------------
241 - 264         180   7,524,980   2.36   41,805    7,809    75,320   300   43  256   10.78  91.4   22.9  56.2  97.7  96.3   55.6
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         14,870 319,296,491 100.00   21,473  369,176 4,033,354   213   50  161   10.74  87.8    2.2  13.7  89.7  50.1   13.4
----------------------------------------------------------------------------------------------------------------------------------

Minimum: 3
Maximum: 261
Weighted Average: 160.7

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                PERCENT                               WTD        AVG            WTD
             NUMBER    TOTAL      OF     AVERAGE  ORIGINAL  TOTAL     AVG  WTD  AMORT    WTD    AVG   %      %           %    %
YEAR OF        OF     CURRENT   CURRENT  CURRENT  BALANCE  MONTHLY   ORIG  AVG   REM     AVG   ORIG  LAND   NON   %   MULTI   5%
ORIGINATION  LOANS    BALANCE   BALANCE  BALANCE   ($000)  PAYMENT   TERM  AGE  TERM    RATE    LTV  HOME  PARK  NEW  WIDE   DOWN
---------------------------------------------------------------------------------------------------------------------------------
1993         5,984  121,841,567  38.16   20,361   145,628  1,533,358  209   57   150    10.07  87.2   1.8   0.0  90.1  52.8   0.8
---------------------------------------------------------------------------------------------------------------------------------
1994         8,886  197,454,924  61.84   22,221   223,548  2,499,995  215   46   167    11.15  88.2   2.5  22.2  89.4  48.4  21.1
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:      14,870  319,296,491 100.00   21,473   369,176  4,033,354  213   50   161    10.74  87.8   2.2  13.7  89.7  50.1  13.4
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 1993-01-06
Maximum: 1994-12-31
Weighted Average: 1994-03-08


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

---------------------------------------------------------------------------------------------------------------------------------
                                                                               WTD
                               PERCENT                              WTD        AVG         WTD
            NUMBER     TOTAL      OF    AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT  WTD   AVG    %      %           %      %
YEAR OF       OF      CURRENT  CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM   AVG   ORIG  LAND   NON    %   MULTI   5%
MATURITY    LOANS    BALANCE   BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM  RATE   LTV   HOME  PARK   NEW  WIDE   DOWN
--------------------------------------------------------------------------------------------------------------------------------
1998          16       16,210   0.01    1,013      133     2,889    59   53     6   10.63  75.7    0.0   0.0   9.7   7.7     0.0
--------------------------------------------------------------------------------------------------------------------------------
1999         124      315,445   0.10    2,544    1,168    24,586    64   49    15   11.43  79.1    0.0  25.9  23.9  13.9     3.0
--------------------------------------------------------------------------------------------------------------------------------
2000         181      835,057   0.26    4,614    2,123    37,046    81   54    26   10.82  82.8    0.0   3.5  38.6   8.9     3.2
--------------------------------------------------------------------------------------------------------------------------------
2001         522    4,023,327   1.26    7,708    7,786   128,606    86   48    37   10.26  81.6    0.3  17.8  71.6  19.6     4.0
--------------------------------------------------------------------------------------------------------------------------------
2002         130      952,446   0.30    7,327    1,566    24,958    98   48    49   11.78  84.6    0.0  15.4  18.9  16.3    11.8
--------------------------------------------------------------------------------------------------------------------------------
2003         431    4,333,854   1.36   10,055    6,800    91,993   119   57    62   10.49  84.3    0.9   0.7  58.7  23.2     0.5
--------------------------------------------------------------------------------------------------------------------------------
2004         483    5,842,918   1.83   12,097    8,042   113,340   120   46    73   11.59  84.9    0.5  19.1  60.3  20.9    13.7
--------------------------------------------------------------------------------------------------------------------------------
2005         341    4,126,377   1.29   12,101    5,634    68,798   143   57    86   10.40  86.5    0.6   1.5  61.2  23.1     0.8
--------------------------------------------------------------------------------------------------------------------------------
2006         344    4,560,774   1.43   13,258    5,719    73,799   144   47    96   11.64  86.7    0.8  16.9  49.7  16.7    15.0
--------------------------------------------------------------------------------------------------------------------------------
2007           5       73,298   0.02   14,660       88     1,082   156   46   109   11.36  81.7    0.0  51.4  19.4  67.1    19.4
--------------------------------------------------------------------------------------------------------------------------------
2008       2,553   44,367,727  13.90   17,379   54,256   589,025   180   57   121   10.17  87.1    0.6   0.0  89.9  28.2     0.5
--------------------------------------------------------------------------------------------------------------------------------
2009       3,100   56,617,148  17.73   18,264   65,195   757,005   180   46   132   11.40  88.1    0.4  19.5  85.8  22.7    20.7
--------------------------------------------------------------------------------------------------------------------------------
2010          52      932,592   0.29   17,934    1,032    12,711   182   41   140   12.52  90.3    2.4  51.3  71.3  10.5    43.4
--------------------------------------------------------------------------------------------------------------------------------
2011           1       18,347   0.01   18,347       22       223   204   52   140   10.00  90.0    0.0   0.0 100.0   0.0     0.0
--------------------------------------------------------------------------------------------------------------------------------
2012          10      280,535   0.09   28,054      308     3,251   216   47   169   10.85  89.9    0.0  16.9 100.0  42.5    31.8
--------------------------------------------------------------------------------------------------------------------------------
2013       2,300   65,609,327  20.55   28,526   73,229   704,993   240   56   181    9.96  87.6    2.8   0.0  94.9  73.7     1.2
--------------------------------------------------------------------------------------------------------------------------------
2014       4,024  116,710,752  36.55   29,004  125,962 1,298,822   240   46   191   10.99  88.4    2.5  20.3  95.1  61.9    19.3
--------------------------------------------------------------------------------------------------------------------------------
2015          65    1,892,428   0.59   29,114    2,007    22,032   240   40   197   11.95  89.5    0.0  65.9  96.3  59.6    41.0
--------------------------------------------------------------------------------------------------------------------------------
2018           1       29,258   0.01   29,258       31       267   284   46   232    9.00  79.7    0.0   0.0 100.0   0.0     0.0
--------------------------------------------------------------------------------------------------------------------------------
2019         177    7,395,341   2.32   41,782    7,699    74,052   300   43   254   10.74  91.4   24.1  55.7  96.9  97.0    55.5
--------------------------------------------------------------------------------------------------------------------------------
2020          10      363,327   0.11   36,333      373     3,873   300   40   260   11.78  92.5    0.0  62.0 100.0  85.1    63.3
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:    14,870  319,296,491 100.00   21,473  369,176 4,033,354   213   50   161   10.74  87.8    2.2  13.7  89.7  50.1    13.4
--------------------------------------------------------------------------------------------------------------------------------

Minimum: 1998-09-17
Maximum: 2020-02-15
Weighted Average: 2011-12-05

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   WTD
                                   PERCENT                              WTD        AVG          WTD
GEOGRAPHIC       NUMBER    TOTAL     OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT   WTD   AVG   %      %           %      %
DISTRIBUTION       OF     CURRENT  CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM    AVG  ORIG  LAND   NON    %   MULTI   5%
BY BALANCE       LOANS    BALANCE  BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM   RATE   LTV  HOME  PARK   NEW  WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Texas             1,438  33,446,623  10.48   23,259   38,780  430,830   208   49   158  10.83  88.5   0.0  17.3  94.4  42.9    17.6
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina    1,325  24,013,497   7.52   18,123   28,357  320,878   200   50   148  10.84  88.7   2.2  15.8  92.8  37.4    16.1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia           1,119  23,719,473   7.43   21,197   27,259  293,230   216   50   164  10.60  88.8   1.8  14.2  93.1  61.4    13.1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina      972  21,890,163   6.86   22,521   25,080  264,704   218   51   165  10.46  88.5   3.3  13.9  93.6  63.8    13.1
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee         1,143  21,553,116   6.75   18,857   25,652  287,607   201   50   148  10.67  88.1   1.3  12.3  92.4  45.5    12.6
-----------------------------------------------------------------------------------------------------------------------------------
Florida             913  20,122,690   6.30   22,040   23,170  247,041   221   50   168  10.49  87.8   3.5  16.1  81.8  77.6    15.5
-----------------------------------------------------------------------------------------------------------------------------------
Alabama             756  14,432,518   4.52   19,091   17,123  194,670   199   50   148  10.81  88.5   5.0  17.1  93.9  40.5    18.0
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas            552  11,627,390   3.64   21,064   13,512  147,899   210   50   158  10.73  88.4   0.3  18.8  93.7  43.0    11.8
-----------------------------------------------------------------------------------------------------------------------------------
Arizona             463  11,454,830   3.59   24,740   12,839  133,296   233   50   179  10.63  86.9   3.7  11.3  83.4  59.4     8.8
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi         550  10,730,677   3.36   19,510   12,767  144,269   195   51   144  10.68  88.6   0.4  17.8  94.3  44.7    12.7
-----------------------------------------------------------------------------------------------------------------------------------
California          398  10,199,021   3.19   25,626   11,617  121,015   228   52   172  10.55  84.1   2.7   6.9  62.0  90.5     6.4
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials



New Mexico          376   9,516,540   2.98   25,310   11,001  120,308   216   50   164  10.73  87.0   2.1  21.0  92.3  50.8    13.5
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials




(CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 WTD
                                 PERCENT                              WTD        AVG            WTD
GEOGRAPHIC      NUMBER   TOTAL     OF     AVERAGE  ORIGINAL  TOTAL    AVG  WTD  AMORT    WTD    AVG    %      %           %      %
DISTRIBUTION      OF    CURRENT  CURRENT  CURRENT  BALANCE  MONTHLY  ORIG  AVG   REM     AVG   ORIG   LAND   NON    %   MULTI   5%
BY BALANCE       LOANS  BALANCE  BALANCE  BALANCE   ($000)  PAYMENT  TERM  AGE  TERM    RATE    LTV   HOME  PARK   NEW  WIDE   DOWN
-----------------------------------------------------------------------------------------------------------------------------------
Virginia          452  9,085,979    2.85   20,102   10,613  118,082   205   50    153   10.80  87.7   10.5  11.4  89.3  46.3   14.1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri          395  8,126,254    2.55   20,573    9,337  101,767   213   50    161   10.81  88.0    0.0  10.8  89.5  30.0   10.8
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky          401  7,920,692    2.48   19,752    9,123  102,024   206   49    156   11.01  87.3    1.5  14.0  95.0  35.0   17.0
-----------------------------------------------------------------------------------------------------------------------------------
Ohio              380  7,470,168    2.34   19,658    8,606   95,983   213   50    160   11.11  88.1    1.9   8.5  87.4  30.1   18.9
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia     365  6,907,480    2.16   18,925    8,116   92,415   195   49    145   10.93  87.3    2.4  23.0  93.2  41.9   13.5
-----------------------------------------------------------------------------------------------------------------------------------
Michigan          276  6,795,109    2.13   24,620    7,597   79,642   230   51    176   10.78  88.2    4.5   3.1  90.3  52.5   13.7
-----------------------------------------------------------------------------------------------------------------------------------
Oregon            187  5,749,130    1.80   30,744    6,411   64,836   238   51    184   10.45  86.1    2.3   6.0  88.0  87.0    5.8
-----------------------------------------------------------------------------------------------------------------------------------
Indiana           296  5,718,797    1.79   19,320    6,583   72,268   215   50    163   10.92  87.8    4.3   8.2  86.8  24.2   12.9
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania      263  5,370,243    1.68   20,419    6,202   70,534   206   49    155   11.30  87.1    2.1  11.1  78.7  41.8    6.6
-----------------------------------------------------------------------------------------------------------------------------------
Nevada            146  4,095,174    1.28   28,049    4,637   47,752   231   51    176   10.47  86.0    4.1   1.9  70.6  84.7    9.3
-----------------------------------------------------------------------------------------------------------------------------------
Kansas            178  4,042,831    1.27   22,713    4,553   48,198   227   50    174   10.84  88.0    0.0   5.9  93.5  17.4   17.7
-----------------------------------------------------------------------------------------------------------------------------------
New York          180  3,971,526    1.24   22,064    4,555   50,523   211   50    160   11.08  86.8    1.7  17.4  91.1  44.6    4.0
-----------------------------------------------------------------------------------------------------------------------------------
Washington        144  3,704,043    1.16   25,723    4,183   43,023   233   51    177   10.53  86.7    0.0   3.1  88.9  65.1    7.7
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma          167  3,638,531    1.14   21,788    4,157   45,472   216   49    164   10.95  88.7    0.0  22.9  93.7  31.9   21.9
-----------------------------------------------------------------------------------------------------------------------------------
Illinois          146  3,007,799    0.94   20,601    3,498   38,389   216   50    163   10.79  86.5    0.0  13.1  86.4  39.3    4.4
-----------------------------------------------------------------------------------------------------------------------------------
Idaho             114  2,662,595    0.83   23,356    3,023   32,491   227   49    173   11.08  86.6    1.2  16.3  81.7  57.6   20.0
-----------------------------------------------------------------------------------------------------------------------------------
Utah               76  2,179,137    0.68   28,673    2,452   25,330   230   49    178   10.58  86.0    3.3   3.9  96.1  63.7   10.8
-----------------------------------------------------------------------------------------------------------------------------------
Maine              94  2,047,015    0.64   21,777    2,369   25,995   208   50    157   10.94  86.3    0.0  14.3  92.5  18.3   15.2
-----------------------------------------------------------------------------------------------------------------------------------
Colorado           68  1,918,917    0.60   28,219    2,122   22,231   229   48    178   10.83  86.0    2.2  11.6  91.5  42.6    4.4
-----------------------------------------------------------------------------------------------------------------------------------
Maryland           81  1,757,651    0.55   21,699    2,024   22,341   215   51    162   11.06  85.9    0.0   6.4  87.5  44.7    8.7
-----------------------------------------------------------------------------------------------------------------------------------
South Dakota       61  1,621,768    0.51   26,586    1,823   18,846   234   52    179   10.57  86.9    3.7   0.0  92.1  45.8    4.9
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota          84  1,588,423    0.50   18,910    1,861   21,451   205   50    152   11.19  85.5    0.0  15.4  70.4  26.1    6.7
-----------------------------------------------------------------------------------------------------------------------------------
Montana            49  1,378,338    0.43   28,129    1,540   15,806   230   50    178   10.50  86.8    2.5   7.5  91.6  45.9    4.4
-----------------------------------------------------------------------------------------------------------------------------------
Delaware           62  1,313,089    0.41   21,179    1,531   17,285   198   50    147   10.99  87.7    3.3   7.8  84.5  45.4   17.8
-----------------------------------------------------------------------------------------------------------------------------------
North Dakota       33    907,275    0.28   27,493    1,013   10,281   234   52    178   10.46  86.3    0.0   4.7  97.1  48.7    3.1
-----------------------------------------------------------------------------------------------------------------------------------
Iowa               41    832,340    0.26   20,301      949   10,689   216   48    166   11.23  87.6    0.0   8.5  81.8  14.2   16.7
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin          37    731,983    0.23   19,783      822    8,958   217   50    164   11.12  87.6    6.4  14.0  79.7   3.0    6.6
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire      28    506,791    0.16   18,100      596    6,588   206   51    153   10.68  82.1    4.4   7.0  97.4  18.9    0.0
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska           18    445,137    0.14   24,730      499    5,395   228   49    178   10.98  86.3    0.0  23.3  83.7  40.4   13.7
-----------------------------------------------------------------------------------------------------------------------------------
Vermont            17    410,926    0.13   24,172      467    5,109   226   45    178   11.29  87.7    7.9  47.9  97.9  25.4    4.8
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming            11    318,101    0.10   28,918      344    3,691   232   46    184   11.35  85.5    0.0  17.4  88.9  29.3   10.5
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey          8    170,843    0.05   21,355      195    2,063   209   51    155   10.51  72.7    0.0   0.0 100.0  68.2    0.0
-----------------------------------------------------------------------------------------------------------------------------------
Alaska              2     72,592    0.02   36,296       80      749   240   54    185    9.50  89.4    0.0   0.0 100.0 100.0    0.0
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts       2     48,818    0.02   24,409       55      541   226   52    173    9.81  84.7    0.0   0.0 100.0  76.5    0.0
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut         1     41,095    0.01   41,095       46      426   240   51    183    9.50  80.0    0.0   0.0 100.0 100.0    0.0
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii              1     23,227    0.01   23,227       25      268   240   45    194   11.75  90.0    0.0   0.0 100.0   0.0    0.0
-----------------------------------------------------------------------------------------------------------------------------------
District of         1     10,131    0.00   10,131       13      166   144   54     90   11.00  89.8    0.0   0.0 100.0   0.0    0.0
Columbia
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         14,870 319,296,491 100.00   21,473  369,176 4,033,354  213   50    161   10.74  87.8    2.2  13.7  89.7  50.1   13.4
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

The defined terms used and not otherwise defined in the attached BankAmerica Manufactured Housing Contract Trust V, Series 1998-2 Computational Materials for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, M, and B-1 Certificates of such Series 1998-2, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, is utilized to project prepayments, and is the rate at which, on an annual basis, the outstanding principal balance of contracts declines due to liquidations, unscheduled principal payments and repurchases.

"MHP" is known as the Manufactured Housing Prepayment curve and is the prepayment pricing convention for manufactured housing contracts. The basic curve is 100% MHP and equates to a ramped CPR which starts at 3.7% CPR in the first month after origination and rises 0.1% CPR monthly to 6.0% CPR in month 24, and remains at 6.0% CPR beyond month 24. 170% MHP represents the factor by which each monthly CPR is multiplied in order to arrive at the monthly CPR speed for a given pool. For example, the CPR rate in month 1 assuming 170% MHP is 3.7%*170%=6.29% CPR, increasing by 0.17% CPR each month until the 24th month when it reaches 10.2% CPR. The CPR rate in month 1 assuming 200% MHP is 3.7%*200%=7.40% CPR, increasing by 0.20% CPR each month until the 24th month when it reaches 12.0% CPR.

"PRICE" are "flat prices" and are quoted as a percentage of par, with fractions expressed in 32nds.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is expected to be repaid to the investor. The weighted average life of a Certificate is determined by (i) multiplying the amount of each cash distribution in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"FIRST PRIN" is the first distribution date on which an investor is expected to receive the initial distribution of principal.

"LAST PRIN" is the maturity date on which an investor is expected to receive the final distribution of principal.

"MOD DURATION" (Modified Duration), is computed by calculating Macaulay Duration and dividing the result by (1+ one half the yield to maturity). Modified Duration can be used to approximate the price volatility of a bond. For example, for a 100-basis point change in yield, a certificate with a Modified Duration of 6 would theoretically have its price change by approximately 6%. Macaulay Duration is a measure of the weighted average term-to-maturity of a bond's cash flows. The weights in this weighted average are the present value of each cash flow as a percent of all the bond's cash flows. The weights in this weighted average are the percent of all the bond's cash flows (i.e., the weights are the present value of each cash flow as a percent of the bond's price).

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying manufactured home contracts, using the balance of each manufactured home contract as the weighting factor.

"PAYMENT WINDOW" is the range, in months, during which the security is expected to receive principal distributions.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted contracts during a collection period which exceeds the interest distribution due to the holders of the Certificates and the Monthly Servicing Fee for the related distribution date.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
         -----------------------------------------------------------
         Senior/Subordinate Pass-Through Certificates, Series 1998-2
                           Computational Materials

"FACTOR" is the fraction of principal outstanding as of the closing date.

"SCHEDULED FINAL MATURITY" is the final scheduled distribution date for certificateholders. The final scheduled distribution dates for Class A-1 through A-8, Class M and Class B-1 were determined based on the assumption that there are no prepayments, the Servicer does not exercise its optional termination right and the Contracts are not sold in an auction sale.

"LAND-HOME CONTRACT OR LAND-IN-LIEU CONTRACT" is a contract secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE MANUFACTURED HOUSING CONTRACTS WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT
ON THE INFORMATION SET FORTH IN THESE MATERIALS. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO
REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT
TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS.
SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers
Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.